EXHIBIT 10.11

MASTER ACQUISITION AGREEMENT

This Master Acquisition Agreement (the “Agreement”) is entered into this 5th day of April, 2005, by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, Colorado 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089.

ARTICLE 1

OVERVIEW

1.1 General. This Agreement provides the terms and conditions upon which BTE and its Affiliates shall procure, and Vendor and its Affiliates shall provide Equipment, Software and/or Services within the Territory in conjunction with Procurement Documents negotiated by the parties.

1.2 Term. This Agreement shall remain in effect for a period of five (5) years (“Term”) from the date first written above (“Effective Date”) unless earlier terminated pursuant to the express provisions herein. Following the initial Term, the Term of this Agreement shall be automatically extended for an unlimited number of one-year periods, commencing on the relevant anniversary of the Effective Date, unless terminated by a party upon no less than sixty (60) days notice prior to such anniversary date, or earlier terminated by a party in accordance with the provisions of this Agreement.

1.3 Definitions. Capitalized terms shall have the meaning specified in this Agreement, in Exhibit 1.2, Defined Terms, and/or the Exhibits, Schedules, and other documents attached hereto or incorporated herein. Each Statement of Work may contain definitions specific to the applicable Project.

1.4 Global Account Administration. In order to service BTE’s needs on a global, worldwide basis, Vendor shall appoint the following Vendor personnel to perform the duties all as described below: a Vendor Vice President or higher level officer (the “Vendor Global Executive”), a centralized Vendor contract coordinator and administrator (“Vendor Global Account Manager”), and a centralized Vendor Project coordinator and administrator (“Vendor Global Program Manager”).

1.4.1 Vendor Global Executive. The Vendor Global Executive shall have full authority to contractually commit for, and make decisions with respect to, all Vendor matters as they relate to this Agreement. The Vendor Global Executive shall attend all executive meetings as requested by BTE.

1.4.2 Vendor Global Account Manager. The Vendor Global Account Manager shall administer the relationship between BTE and Vendor on a daily, weekly and monthly basis. The Vendor Global Account Manager shall act as a liaison between Vendor and BTE for all matters related to this Agreement and the applicable Statements of Work and shall have overall responsibility for ensuring Vendor’s performance of its responsibilities and obligations as set forth in this Agreement and in the applicable Statements of Work. The Vendor Global Account Manager shall: (a) serve as the single point of contact at Vendor to administer all aspects of this Agreement and all Procurement Documents; (b) ensure that all policies and procedures relating to Vendor’s administration of this Agreement and all Procurement Documents are applied consistently by Vendor and all of its Affiliates; (c) coordinate and provide all reports required under this Agreement; and (d) attend all executive briefings and, when requested by BTE, Project status meetings.

ARTICLE 2 – PRODUCT ACQUISITION

2.1 Product Orders. Vendor agrees to sell and BTE agrees to purchase the Product described in each Procurement Document submitted by BTE and accepted by Vendor during the Term in accordance with the requirements set forth in Article 8, Procurement.

2.2 Product Prices. The Prices for the Product purchased by BTE pursuant to a Procurement Document shall be set forth on a per unit basis in the Procurement Document and shall be adjusted in accordance with the applicable pricing schedule as set forth in Exhibit 2.2, Pricing Schedule. All Product purchased by BTE shall include the warranties set forth in Article 11 hereof.

2.3 Installation of Product. Vendor shall provide information regarding installation procedures (“Installation Information”) with the Product or upon request by BTE. Installation Information shall include plans for managing the installation process, logistical aspects of the installation, and storage or delivery requirements respecting installation. For any installation that BTE requires, Vendor shall issue a quotation to BTE for the installation of the Product. BTE may issue a Procurement Document for installation Services pursuant to the quotation under an agreed Procurement Document or Statement of Work and based on an agreed upon scope of work. If Vendor installs the Product, it will do so on or before the Installation Date and in accordance with the Installation Information and/or the applicable Statement of Work and all relevant professional and industry standards. Installation of the Product by BTE or its designee(s) shall not relieve Vendor of any other obligation under this Agreement; provided that such installation by BTE or its designee(s) is done by experienced and qualified personnel in accordance with (i) the applicable specifications and Installation Information for the Product and (ii) all relevant professional and industry standards.

2.4 Feature Enhancements. Vendor may develop certain future developments to the Products in accordance with the provisions of Exhibit 2.4, Feature Enhancements (“Feature Enhancements”). The Parties acknowledge and agree that any future developments information in this Agreement, including but not limited to Feature Enhancements, is provided for informational purposes only and any dates accompanying such future developments are provided as target dates only. The inclusion of such information and dates is in no event to be interpreted or construed as an obligation on the part of Vendor to provide such future developments, either in whole or in part, or to provide them in any particular manner or time frame.

[**] The parties acknowledge and agree that any purchase of Product by BTE under this Agreement is not at any time coupled with or conditioned upon Vendor’s delivery of any future development, and that there is no intention to require Vendor to provide future developments under this Agreement. BTE acknowledges and agrees that, with regard to any Product purchased under the Agreement, the lack of a future development does not adversely affect BTE’s ability to benefit from the Product in a manner consistent with its intended use. [**] Further, BTE is not obligated to test or purchase any such future developments. Except as set forth on Exhibit 2.4, Vendor shall develop all Feature Enhancements so as to maintain compatibility with the existing Product operating platform and without requirement for any additional hardware for implementation.

2.5 Evaluation Product. During the term of this Agreement and as agreed to by Vendor, BTE may acquire Product on a temporary basis for purposes of evaluation (“Evaluation Product”) for a period of time to be agreed to by the parties (“Evaluation Period”). BTE shall acquire such Evaluation Product under the terms and conditions as set forth in Exhibit 2.5, Evaluation Agreement. BTE may separately acquire Maintenance and Support Services upon mutually agreeable terms and conditions.

2.6 Coding and Schematics. Where applicable, Vendor shall comply with the terms of Exhibit 2.6, Coding and Schematics, for Products provided to BTE under each Procurement Document.

2.7 Discontinuation of Manufacturing. Vendor agrees to provide BTE written notice [**] prior to a discontinuation of the manufacturing of any Product purchased hereunder. Vendor shall continue to provide Product and all component parts thereof, for all Procurement Documents submitted by BTE during the one year period following Vendor’s notice of discontinuation of manufacturing. If Vendor fails or is unable to supply Product and the component parts thereof in accordance with the terms of this Section 2.7, or as otherwise

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provided for in this Agreement, Vendor shall supply to BTE current production Product that, in BTE’s reasonable discretion, meets or exceeds the requirements in the Documentation [**].

2.8 Transfer of Know-How. Vendor shall provide to BTE a right to use license to know-how regarding Products for uses consistent with the terms of this Agreement, and in connection therewith Vendor shall provide information to BTE-identified employees so that they can become self-reliant with respect to the day-to-day operation and support and maintenance of the Products for object code execution. Vendor’s license of know-how shall include information and/or programs, tools and other materials regarding or relating to the items identified in Exhibit 2.8, Transfer of Know-How. As requested by BTE as part of the training provided in Section 5.4 or otherwise as part of the quarterly Product Assessment Meetings referenced in Section 2.9, Vendor shall provide to BTE any and all updated, changed or revised policies, practices, procedures, processes and/or techniques with respect to any know-how licensed hereunder.

2.9 Product Assessment Meetings. Appropriate representatives of the parties and any necessary third parties shall meet no less than quarterly (each, a “Product Assessment Meeting”) at a mutually agreed to site or by telephone conference, to discuss and assess: (a) Vendor’s then-current and planned product development efforts relating to the Products; (b) the then-current performance, operating environments and reliability of the Products; (c) planned and proposed improvements to the performance, operating environments and reliability of the Products[**]. Vendor shall provide BTE’s designee, in writing, a summary of [**]. Vendor shall provide BTE with [**].

ARTICLE 3 — SOFTWARE

3.1 Software License. In connection with the purchase of Software, Vendor grants to BTE a fully paid, world-wide, perpetual, non-exclusive, non-assessable, limited site, right and license for BTE and its Authorized Users to use, and combine with other products, as many copies of the Licensed Software and related Documentation as BTE deems necessary for its use, archival or backup purposes. Notwithstanding the foregoing, Vendor licenses certain element management system Licensed Software (“EMS Software”) pursuant to limitations associated with the number of servers, managed network elements, and concurrent users as set forth in the Procurement Document.

3.2 Source Code. On or before [**], and to the fullest extent that Vendor is permitted to do so under its license agreements with third parties, Vendor agrees to deposit into escrow with a mutually agreed to escrow agent (“Escrow Agent”) current copies of [**] that will enable BTE to [**] the Licensed Software without the aid of Vendor, or any other person, including maintenance tools (test programs and program specifications), proprietary or third party system utilities (compiler and assembler descriptions), description of the system/program generation; and descriptions and locations of programs not owned by Vendor but required for use and/or support, and other items required by BTE (“Deposits”). In the event Vendor fails to make the necessary Deposits within the time frames specified in the escrow agreement and such failure is not cured within [**], Vendor’s failure shall be a Default under Section 9.1 of this Agreement.

3.3 Escrow Agreement. Vendor agrees that the Deposits shall be governed by the terms of an escrow agreement mutually acceptable to and executed by BTE, Vendor and Escrow Agent (“Escrow Agreement”), which shall contain terms for the release of the Deposits upon one of the following events (“Release Events”): (a) Vendor’s discontinuation of Maintenance and Support Services for the Licensed Software; (b) the institution of bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against Vendor under the Federal Bankruptcy Code, if such proceedings have not been dismissed or discharged within thirty (30) calendar days after they are instituted; the insolvency or making of an assignment for the benefit of creditors or the admittance of any involuntary debts as they mature by Vendor; (c) the cessation by Vendor of on-going business operations; or (d) Vendor’s material breach of the Maintenance and Support Services following written notice from BTE specifying such material breach and Vendor’s failure to cure such breach within a period of sixty (60)

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days following such notice. BTE shall only be responsible for costs charged by the Escrow Agent pursuant to BTE’s status as a beneficiary to the Escrow Agreement. If BTE obtains the Source Code under this Section, Vendor grants BTE the license rights set forth in Section 3.1 and the additional right and license to modify and adapt the Source Code as BTE deems necessary for its use.

3.4 Ownership Rights. Vendor shall retain all title, copyright, and other proprietary interests and rights in the Licensed Software. BTE shall not remove or modify any copyright, trademark and other proprietary rights notices of Vendor affixed to or displayed on the License Software. BTE shall not decompile, disassemble or reverse engineer, the Licensed Software or any component thereof, except as required to obtain interoperability with other software or as may be permitted by applicable law and except as may be necessary to debug, repair or improve the performance of the Licensed Software following a Default.

ARTICLE 4 — PROFESSIONAL SERVICES

4.1 Services. During the Term of this Agreement, Vendor agrees to provide certain consulting, development and/or integration services (“Services”) required by and described in the statement of work (“Statement of Work”), for completion of a project (“Project”) which the parties may mutually agree to in writing from time to time. The Statement of Work shall include, as applicable, the requirements set forth in Exhibit 4.1, Statement of Work Requirements. The Services shall be performed in accordance with this Agreement and the applicable Statement of Work. In completing a Project, it is expected that Vendor will devote such of Vendor’s full time efforts during regular business hours as mutually agreed to by the parties in rendering these Services.

4.2 Expenses. BTE shall reimburse Vendor for Vendor’s reasonable out-of-pocket expenses incurred in performing the Services, subject to the following terms and conditions: (a) [**]; (b) requests for reimbursement shall be made on forms prescribed by BTE as soon as practicable after the relevant expenses are incurred; (c) all expenses shall be fully documented; and (d) all travel expenses are in compliance with BTE’s Travel And Out-Of-Pocket Expense Policy set forth in Exhibit 4.2.

4.3 Project Plan. Each Statement of Work shall incorporate a Project plan (“Project Plan”) which shall include, as applicable, the following: (a) identification of all milestone events including identification of critical path milestone events (“Critical Milestones”) and the target completion dates for each with appropriate additional remedies, if any, for failure to meet the Critical Milestones; (b) identification of all material deliverables (“Material Deliverables”) and the target completion dates for each with appropriate additional remedies, if any, for failure to meet the Material Deliverables; (c) a detailed description of all activities for the Project to be performed by Vendor and BTE and the location of each activity; (d) the number of hours, either estimate or firm, required for each activity; (e) completion dates for each phase of the Project.

4.4 Time and Materials. If the Statement of Work specifies fees on a time and materials basis, BTE agrees to pay Vendor for its time expended in performing the Services based on the hourly rates set forth in the Statement of Work, in accordance with the applicable Prices under Exhibit 2.2, Pricing Schedule, and reimburse Vendor for the actual cost of materials used to perform the Services, all in accordance with the payment schedule set forth in the Statement of Work and subject to the maximum amount set forth therein (“Fee Cap”). In the event Vendor’s fees exceed the Fee Cap (as increased by the amount of any approved Change Order in accordance with Section 4.6), Vendor shall [**] or its agents to perform in accordance with the terms of the Statement of Work, in which case the parties shall mutually agree on an appropriate adjustment to the Fee Cap.

4.5 Fixed Fee. If the Statement of Work specifies fees on a fixed price basis, BTE agrees to pay Vendor in accordance with the payment schedule set forth in the Statement of Work. The fixed price is inclusive of all materials necessary to perform the Services.

4.6 Change Order. A Statement of Work may be amended from time to time upon agreement of the parties

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and execution of a modification to the Statement of Work (“Change Order”). Either party may request a Change Order to effect a change to the Project. All requests for a Change Order shall be made in writing to the other party. If the requested Change Order results in a deviation to the scope of the Project, Vendor shall provide BTE with the applicable fee adjustment within five (5) business days of delivery of the requested Change Order and specify all other affects the requested Change Order will have on the Project Plan or other information in the Statement of Work. The parties may mutually agree to an adjustment in the fixed price or Fee Cap, as applicable, referenced in the Statement of Work due to the Change Order. If BTE rejects a request from Vendor for a Change Order, Vendor shall proceed to fulfill its obligations under this Agreement and the applicable Statement of Work.

4.7 BTE Consultants. Vendor acknowledges that BTE has and will engage a number of third parties to develop, maintain, and support BTE’s various systems. As part of an applicable Statement of Work, Vendor agrees to cooperate with such third parties as required to (i) implement, maintain, and perform Services with respect to the Products acquired from Vendor under this Agreement and with respect to BTE’s various systems; and (ii) use industry standard application program interfaces or develop applications program interfaces to effect compatibility, to the fullest extent possible, with industry standards. Development of application program interfaces at the request of BTE shall be made pursuant to a Statement of Work and shall be considered Developed Software (as defined below).

4.8 Custom Development. BTE may request Vendor to perform Services to develop or improve functionality, interoperability and/or performance of: (a) the Licensed Software; (b) application program interfaces; or (c) new software programs (collectively “Developed Software”). All Developed Software shall be undertaken pursuant to a mutually agreed Statement of Work in compliance with this Agreement and shall clearly delineate (i) the Material Type and ownership (each as defined in Section 4.9 below), and (ii) the cost of such Developed Software.

4.9 Ownership. “Materials” shall consist of literary works or other works of authorship (such as program listings, programming tools, documentation, reports, drawings and similar works) that Vendor specifies for delivery to BTE as part of the Developed Software provided in a Statement of Work. Materials will be designated in the Statement of Work or otherwise as the parties both agree. Subject to the obligations of each party under Section 12.7, Confidential Information; ownership of Type I, II, III, IV, V and VI Materials is defined as follows:

4.9.1 Type I Materials. Type I Materials are those created during the Service performance period, [**]. [**]. BTE grants Vendor: [**].

4.9.2 Type II Materials. Type II Materials are those created during the Service performance period or otherwise (such as those that preexist the Service), [**]. Vendor grants BTE [**].

4.9.3 Type III Materials. Type III Materials are those created during the Service performance period, [**].

4.9.4 Type IV Materials. Type IV Materials are those created during the Service performance period or otherwise (such as those that pre-exist the Service), [**]. Vendor grants BTE [**].

4.9.4 Type V Materials. Type V Materials are those created during the Service performance period, [**]. Vendor grants BTE: [**].

4.9.5 Type VI Materials. Type VI Materials are those created during the Service performance period, [**]. BTE grants Vendor: [**].

In the event the Material type is not designated in the Statement of Work, the following designations shall apply: (a) If development of the Materials is funded primarily by BTE and does not constitute a derivative work from

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pre-existing Vendor products or materials, the Materials shall be designated [**]; (b) if the development of the Materials is not funded primarily by BTE or constitutes a derivative work from pre-existing Vendor or third party products or materials, the Materials shall be designated [**]; (c) if the development of the Materials is funded primarily by BTE and constitutes a derivative work from pre-existing BTE products or materials, the Materials shall be designated as [**].

4.10 Licenses. Vendor represents that it possesses expertise, skill and knowledge qualifying it as an expert in performing the Services and holds, or will obtain at its expense, all consents, licenses, permits, registrations or authorities necessary to perform the Services.

4.11 Progress Reports and Inspections. Vendor agrees to provide to BTE a bi-weekly written progress report on the Services being performed under this Agreement or at such other times as BTE may reasonably request. Such progress report shall minimally contain a summary and status of the Services performed to date and a summary of the Services planned to be performed in the two weeks following delivery of the progress report. Additionally, upon written request by BTE, Vendor shall furnish to BTE such evidence as BTE may require relating to Vendor’s ability to perform its obligations under this Agreement in the manner and within the time specified in this Agreement. BTE shall have the right to inspect the work at all stages and at all times and Vendor shall accommodate BTE by providing full and complete access to its facilities and personnel.

4.12 Assigned Personnel. BTE and Vendor shall keep available at all times during the Term competent and experienced project managers who shall be authorized representatives of BTE and Vendor (“Project Managers”). Directions and communications to such Project Managers from either party in connection with the performance of this Agreement and/or any Statement of Work shall be treated as directions and communications to such other party. All Vendor personnel, including Vendor’s Project Manager, designated to perform Services under the Statement of Work are subject to BTE’s prior written approval, such approval may be withheld in BTE’s reasonable discretion. Before assigning any Vendor personnel to perform Services under the Statement of Work, Vendor shall deliver to BTE the individual’s resume describing his or her experience and qualifications for BTE’s approval. In the event BTE rejects any proposed personnel, Vendor shall propose the assignment of other personnel with the required experience and qualifications. Any assigned Vendor personnel may not be transferred or reassigned during the performance of the Statement of Work until a suitable replacement has been approved by BTE as set forth above. Vendor shall remove any assigned Vendor personnel at BTE’s request for any reason and replace such personnel with another who meets with BTE’s approval.

4.13 Termination of Statement of Work. BTE may terminate any Statement of Work at its convenience upon advance written notice to Vendor. In the event of such termination BTE shall immediately remit to Vendor any sums retained by BTE for Services rendered to BTE in accordance with the Statement of Work. Vendor may terminate this Agreement or any Statement of Work if and only upon the occurrence of a BTE Default as defined in Section 9.1, Default Events. Upon termination of this Agreement or any Statement of Work, Vendor shall promptly deliver to BTE any completed or partially completed Materials, and any copies thereof. Unless termination is caused by a Vendor Default as defined in Section 9.1, Vendor shall be entitled to compensation for Services performed prior to the termination date based on the reasonable value of such Services; in no event shall such amount exceed the amount set forth in the Statement of Work. In no event shall Vendor be entitled to damages for lost profits, lost opportunity, lost income or consequential damages caused by termination of this Agreement, and/or any Statement of Work.

4.14 Subcontractor Approval. Vendor shall obtain BTE’s written consent, which BTE may withhold in its reasonable discretion, before entering into agreements with any subcontractors who may supply any part of the Services to BTE. At BTE’s request, Vendor shall provide information regarding the subcontractors’ qualifications and a listing of the subcontractors’ key personnel. Vendor shall indemnify BTE for the actions or omissions of its subcontractors under the terms and conditions specified in this Agreement. All subcontractors and their representatives, agents and employees must sign a Non-Disclosure Agreement containing terms substantially

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similar to those set forth in the Non-Disclosure Agreement between the parties as a condition of becoming an authorized subcontractor.

4.15 Right to Access; Identification Credentials; Facility Rules.

4.15.1 Access. Upon reasonable prior notice, BTE shall provide to Vendor reasonable physical access to designated areas of its facilities in connection with the performance of Vendor’s obligations hereunder. Access to a BTE’s facilities shall be subject to BTE’s security rules, policies and procedures which may be revised from time to time. In the event that a Vendor employee, agent, representative or subcontractor is required to have unescorted access to a BTE facility, or is required to have access to the BTE network, Vendor shall certify in the attached Exhibit 4.15, Background Certification, that prior to assigning such person to perform Services at a BTE facility or network, Vendor shall have conducted a background investigation that meets or exceeds the BTE background investigation standard.

4.15.2 Identification. BTE shall have the right to require Vendor’s employees, agents, representatives and subcontractors to exhibit identification credentials issued by BTE in order to exercise any right of access under this Agreement, and Vendor shall be responsible for the actions of such personnel while on BTE’s premises in accordance with this Agreement. Vendor shall immediately notify BTE if any Vendor employee, agent, representative or subcontractor is no longer authorized by Vendor for right of access to BTE’s facilities.

4.15.3 Facility Rules. All employees, agents, representatives and subcontractors of Vendor shall, while on BTE’s premises, comply with all rules and regulations that have been provided to Vendor. Vendor shall acquaint itself with the conditions at BTE’s site(s) so that Vendor’s activities will not unduly interfere with BTE’s day-to-day operations at such site(s). Vendor shall not stop, delay or interfere with BTE’s day-to-day operations without the prior written consent of an authorized BTE representative. Vendor shall provide and maintain sufficient covering to protect BTE’s equipment, furniture and other items from Vendor’s activities.

4.15.4 Exit Procedures. Vendor agrees to comply with the exit procedures communicated to Vendor by BTE following termination or expiration of this Agreement.

ARTICLE 5 — MAINTENANCE AND SUPPORT SERVICES

5.1 General Maintenance and Support. Upon payment of the required fees or in accordance with this Agreement, Vendor shall provide BTE all maintenance and support Services (“Maintenance and Support Services”) necessary to:

5.1.1 Ensure that the Documentation is updated with the applicable Products;

5.1.2 Ensure that the Products remain in conformity with the applicable Documentation;

5.1.3 Assist BTE in diagnosing and remedying any errors, defects and problems with the Products in conjunction with the operation of BTE’s System; and

5.1.4 Ensure that BTE receives all new features (as applicable based upon BTE’s purchase of Software Subscription Service) and Maintenance Releases, relating to the Software.

Maintenance and Support Services for all Products shall comply with the terms and conditions of this Agreement and Exhibit 5.1, Maintenance and Support.

5.2 Product Maintenance. Vendor shall commence Maintenance and Support Services upon the Acceptance of the Product in accordance with the terms of this Agreement and Exhibit 5.1, Maintenance and Support. BTE shall have the right to purchase and Vendor shall provide Maintenance and Support Services on an annual basis for a period of [**] additional years following the expiration of the Product Performance Warranty Term for the last purchase of the applicable Equipment, subject to BTE’s right to discontinue such services in accordance with Section 5.3; provided, however, that Vendor’s obligation to provide such Maintenance and Support Services for this period is subject to BTE continuing to purchase Maintenance and Support Services (which shall include BTE’s purchase of any level of Maintenance and Support Services offered by Vendor under Section B.1 or B.2 of Exhibit 2.2) during such period. Vendor shall offer the Maintenance and Support Services in accordance with the annual Pricing set forth in Exhibit 2.2, Pricing Schedule, for the period set forth in this Section 5.2. In the event that BTE discontinues the purchase of such Maintenance and Support Services from Vendor, Vendor’s obligation to maintain such services pursuant to this Section 5.2 shall terminate. Vendor shall perform the Maintenance and Support Services at no additional cost to BTE during the Product Performance Warranty Term.

5.3 Maintenance and Support Fees. BTE shall have the right to purchase the Maintenance and Support Services and Vendor shall provide the Maintenance and Support Services for the annual amount specified in the applicable Procurement Document or Statement of Work based on the Prices set forth in Exhibit 2.2, Pricing Schedule. Maintenance and Support Service fees (and any applicable Software Subscription Service fees) shall be due and paid on a quarterly basis to Vendor. BTE shall have the right to terminate Maintenance and Support Services for any Products upon [**] prior notice to Vendor and recover any pro-rata portion of pre-paid fees for such Maintenance and Support Services. During any period in which Maintenance and Support Service fees are charged to BTE, the parties shall agree upon a quarterly true-up process to account for a per Product unit fee adjustment respecting the addition and/or subtraction of deployed Product under Maintenance and Support Services during the preceding quarterly period to be applied in the subsequent quarterly period.

5.4 Training. Vendor shall provide BTE with a credit for up to [**] classes of training (as requested by BTE) to provide the initial training of BTE’s personnel with respect to operation of the Equipment, Licensed Software, and Developed Software, if any, at no additional cost to BTE and its designated personnel and agents in accordance with Exhibit 5.4, Training Requirements. BTE will reimburse Vendor for any travel and expenses associated with providing such free training classes outside of North America if BTE requests more than [**] of the [**] classes outside of North America. Beginning upon the first anniversary of the Effective Date of this Agreement, Vendor shall provide up to an additional [**] training classes (as requested by BTE) at no additional cost to BTE for each annual period during the Term of this Agreement. BTE shall reimburse Vendor for any travel and expenses associated with providing such additional free training classes. Vendor agrees to provide additional training and education Services to BTE upon request from time to time at an additional cost under a negotiated Statement of Work.

5.5 Spares. Vendor shall comply with the sparing requirements in accordance with the formula set forth in Exhibit 5.5, Sparing Requirements, and as set forth in a relevant Procurement Document.

5.6 Lab Equipment. Vendor shall provide lab Equipment to BTE in accordance with the terms of Exhibit 5.6. [**].

ARTICLE 6 — TESTING AND ACCEPTANCE

6.1 Product Acceptance.

6.1.1 First Order Product. Acceptance of First Order Product shall be in accordance with an Acceptance Test Plan developed in accordance with this Article 6.

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6.1.2 Other Product. Acceptance of Product that is not First Order Product shall occur as follows:

6.1.2.1 Vendor Installation Acceptance. If Vendor is responsible for installation of the Product under the applicable Procurement Document, then Acceptance shall occur upon BTE’s execution of a mutually agreed to installation acceptance checklist (“Standard Installation Checklist”) for the applicable Product, confirming successful completion of Vendor’s standard testing procedures on such Product in accordance with Exhibit 6.1.2, Standard Installation Checklist. Vendor shall notify BTE in writing of its determination as to whether the Product has successfully completed Vendor’s standard testing procedures, and BTE shall have the right to jointly participate in such testing or independently confirm whether the Product has successfully completed Vendor’s standard testing procedures. Within [**] of Vendor’s notification to BTE that the Product has successfully completed Vendor’s standard testing procedures, BTE shall either (i) execute the Standard Installation Checklist indicating the Product has reached Acceptance or (ii) notify Vendor that the Product has not reached Acceptance and the reasons for withholding such Acceptance; provided, however, that if BTE fails to respond within the [**], the Product shall be deemed to have reached Acceptance. In the event that installation of Product is delayed from the agreed upon Installation Date due to an act or omission of BTE or its agent as set forth in the applicable Statement of Work or Procurement Document, BTE agrees to provide an Acceptance notification effective as of the Installation Date.

6.1.2.2 BTE Installation Acceptance. If BTE is responsible for installation of the Product under the applicable Procurement Document, then Acceptance shall take place upon the earlier of (i) BTE’s written notification to Vendor that the Product has been Accepted or (ii) [**] following delivery of the Product at the designated location in the Procurement Document (provided such date is on or after the Delivery Date specified in the Procurement Document) unless BTE has notified Vendor within such [**] period that the Product has not reached Acceptance and the reasons for such determination; provided, however, that Vendor shall replace any such new Product that BTE finds does not work on initial turn up (“DOA”) within seventy-two (72) hours of BTE’s notice to Vendor of such DOA event; provided, that such [**] replacement shall only apply to Product that is tested and found to be DOA within [**] of the delivery date for such Product and BTE reports the DOA to Vendor. Vendor shall be responsible for all shipping and related costs associated with the substitution of new Product for DOAs.

6.1.2.3 Special Acceptance. Notwithstanding the foregoing, Acceptance of the following Products shall occur upon delivery of the Product to BTE’s location: [**] provided that Vendor shall replace any such new Product that BTE finds does not work on initial turn up (“DOA”) within [**] of BTE’s notice to Vendor of such DOA event; provided, that such [**] replacement shall only apply to Product that is tested and found to be DOA within [**] of the delivery date for such Product and BTE reports the DOA to Vendor. Vendor shall be responsible for all shipping and related costs associated with the substitution of new Product for DOAs.

6.1.2.4 Partial Shipments. Unless otherwise agreed to in writing by BTE, partial shipment of Product under a single Procurement Document is not allowed.

6.2 Testing Requirements. Upon request by BTE, BTE and Vendor shall agree upon a detailed plan to test the First Order Products (“Acceptance Test Plan”). The Acceptance Test Plan may include, as applicable, the following features and provisions (collectively, the “Testing Requirements”):

6.2.1 Testing Criteria. Specific standards, conditions and test criteria for First Order Products which the parties mutually determine will, if achieved, satisfactorily indicate that the First Order Products will, or are likely to meet or exceed each of the specifications under all specified operating conditions,

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including as applicable the interoperability standards set forth on Exhibit 6.1, Interoperability Standards (“Testing Criteria”);

6.2.2 Testing Procedures. Comprehensive and detailed testing methods, procedures, simulated loads and operating conditions and schedules for comprehensive integration and testing of all mechanical and electrical systems and components of the Equipment, and all modules of the Software, formulated to verify achievement of all Testing Criteria (the “Testing Procedures”). The Testing Procedures for Equipment shall include manufactures’ suggested systems integration and testing procedures and the Testing Procedures for Software shall be sufficient to test the functionality of the Software in accordance with the Documentation in BTE’s System, and using BTE’s data.

6.3	Testing. The parties may agree to an acceptance procedure in the Acceptance Test Plan, which procedure shall be followed in lieu of the procedures set forth in Section 6.4.

6.4	Test Procedures. In the event parties do not agree upon Acceptance procedures in the Acceptance Test Plan, the procedures set forth in this Section 6.4 shall be followed. Upon completion of installation of the First Order Products, Vendor (or as applicable BTE) shall conduct tests in accordance with the Acceptance Test Plan to demonstrate that the First Order Products meet the Documentation. Vendor shall notify BTE of the dates of such tests at least seven days in advance if Vendor is to conduct the testing. BTE shall have the right to be present at and to monitor all testing activity and Vendor shall keep BTE fully informed concerning such activity. Vendor may be required, in BTE’s reasonable discretion, to provide certain equipment and qualified personnel for the tests. If Vendor conducts the testing, upon completion of the Acceptance Test Plan, Vendor shall prepare and deliver to BTE a written report setting forth in reasonable detail the tests conducted, the results of such tests, analyses and conclusions regarding satisfaction of the Testing Requirements and recommendations. If BTE conducts the testing, BTE shall notify Vendor of any Testing Requirement not satisfied. If any Testing Requirement is not satisfied, Vendor shall expeditiously complete or commence to complete and diligently pursue corrective work to remedy the problem and repeat the testing to verify satisfaction of the Testing Requirements. Upon successful completion of all Testing Requirements for the First Order Products in question, the parties shall agree in writing that that all Testing Procedures have been performed in accordance with the Testing Procedures and the Software and/or Equipment satisfy all Testing Requirements and Documentation, upon which date the applicable First Order Products shall be deemed Accepted. BTE’s acceptance of the results of the Acceptance Test Plan shall not in any manner waive, alter or diminish the obligations of Vendor to satisfy the Documentation or Vendor’s warranties hereunder. All testing and re-testing conducted by Vendor shall be at Vendor’s sole expense.

ARTICLE 7 — PAYMENT TERMS

7.1 Time and Method of Payment. All fees payable to Vendor under this Agreement shall be detailed, categorized and clearly stated on an invoice in accordance with the terms and conditions set forth in this Section 7.1. All invoices submitted to BTE for fees related to Services shall detail the Services performed, the applicable hourly rate in accordance with the Prices based on Exhibit 2.2, Pricing Schedule, and the total amount due and owing. Unless otherwise agreed by the parties, all amounts payable under this Agreement shall be payable in U.S. Dollars. Vendor shall invoice BTE upon Acceptance of Product, and BTE shall pay all net undisputed amounts due to Vendor under this Agreement within [**] of the Acceptance date of the Product. [**]. Vendor and BTE shall agree upon a mutually acceptable method to ensure that BTE receives all invoices within twenty-four (24) hours of the invoice date. Without limiting any of Vendor’s remedies for non-payment, it is agreed that invoices which are not paid when due shall be subject to a charge of [**] or the maximum amount allowed by law, whichever is less, to cover carrying and handling costs. BTE shall be responsible for all reasonable costs incurred by Vendor in the collection of any overdue amount.

Vendor shall submit all invoices to the following address:

BTE Equipment, LLC

1025 Eldorado Blvd.

Broomfield, CO 80021

ATTN: Accounts Payable

Email: accounts.payableUS@level3.com

or to such other address as may be specified by BTE upon written notice to Vendor. Each invoice must reference the applicable purchase order number or credit card account number, as applicable.

7.2 Setoff. In the event of any breach by Vendor of any part of this Agreement, or in the event of any lien, claim or other liability asserted against BTE or the Products or Services arising out of Vendor’s performance, BTE shall, upon delivering written notice to Vendor, have the right to retain out of any payments due or to become due to Vendor an amount sufficient (as reasonably determined by BTE) to reimburse BTE for damage resulting therefrom, until the lien, claim or liability has been resolved to the satisfaction of BTE. Any notice by BTE of intention to claim a right of setoff or deduction under this subsection shall include reference to the relevant Procurement Document and invoice, the sum so deducted, BTE’s reason for the deduction, and any relevant dates respecting the claim. Any disputes between BTE and Vendor regarding such setoffs or deductions shall be resolved as promptly as possible in accordance with the Dispute Resolution Procedures, Section 12.1. Vendor will take no action to collect the amount of any such disputed setoff or deduction until the matter has been so resolved.

7.3 Prices and Service Rates. [**].

(a) For purposes of this Section 7.3, “Customers” shall mean any person or entity which deploys, or will be deploying, Products within the same Region (as defined below) in which BTE or its Affiliates has deployed Products; provided, however, that governmental entities; research and education organizations; and customers with a cumulative purchase of Products to support a total of less than [**], subject to an annual purchase cap of [**] or less (which purchases shall be based on the Prices), shall not be considered Customers for purposes of this provision.

(b) For purposes of this Section 7.3, “Region” shall mean North America and Europe (as a single Region including all countries within Europe, but excluding Russia) and, individually, such other countries in the world as BTE may deploy Vendor’s Products. The parties agree that if BTE or its Affiliates issues a Procurement Document hereunder for deployment of Products in a Region, then the provisions of this Section 7.3 shall come into effect for such Region after the first date of Acceptance of Products in such Region (the “Entry Date”);

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provided, however, that BTE shall be entitled to apply the then-current Prices for the U.S./Europe Region for Procurement Documents issued in any Region.

(c) [**]

(d) At BTE’s request, and no more often than on an annual basis, Vendor’s obligations under this Section 7.3 [**] by Vendor. BTE shall be responsible for [**] (other than [**]) are discovered by [**] in which case Vendor [**]. Prior to the auditor submitting the findings of the audit to BTE, Vendor shall have the opportunity to review and comment on any preliminary findings by the auditor that Vendor has failed to fulfill its obligations under this Section.

(e) The parties further agree that the provisions of this Section 7.3 shall terminate in the event that BTE or Level 3 Communications, Inc. is acquired by another party or is the subject of any merger in which Level 3 Communications, Inc. or BTE is not the surviving company; provided, however, that the provisions of Section 7.3 shall not terminate in the event that the acquiring company or surviving company is an Affiliate of BTE.

7.4 Pricing Review. BTE and Vendor shall meet periodically upon either BTE’s or Vendor’s request to review and discuss the Prices for the Products and Services; provided, the terms and conditions of this Agreement shall govern the relationship of the parties until and unless an amendment is effected in accordance with the terms hereof.

7.5 Product Development and Commitment. During the time period in which the Commitment is in effect Vendor agrees to the following provisions:

7.5.1 Ongoing Development. BTE’s strategic plan involves creating a competitive advantage in the industry through the continual improvement of the performance, availability, scalability and reliability of the Products. Accordingly, Vendor and BTE shall, by means of product evaluation and the iterative development process more particularly described below, fully cooperate with each other to: (a) monitor and assess the availability and reliability of the Products in order to achieve reliability and availability standards set forth in this Agreement, it being agreed that the parties shall develop and regularly update reliability and availability standards (“Reliability/Availability Standards”) applicable to the Products following commercial release of such Products; (b) monitor and assess other performance criteria of the Products as referenced in the Documentation; and (c) to transfer know-how as reasonably requested by BTE for Product use and maintenance.

7.5.2 Product Assessment Process. Appropriate representatives of the parties and any necessary third parties shall meet no less than quarterly (each, a “Product Assessment Meeting”) at a mutually agreed to site or by telephone conference, to discuss and assess: (a) Vendor’s then-current and planned product development efforts relating to the Products; (b) the then-current operating environments and Reliability/Availability Standards for the Products. At the first Product Assessment Meeting, the parties shall mutually identify information that shall be provided by BTE to Vendor for purposes of monitoring reliability, availability and performance of the Products which may include, by way of example, operational information relating to alarms and events. As a result of each Product Assessment Meeting, and based on the parties’ assessment of the then-current performance and reliability/availability characteristics of the Products, the parties shall mutually identify in writing, as soon as reasonably practicable, to incremental product performance targets (“Product Performance Targets”) for the Products which are reasonably within the scope of developing Products. The Product Performance Targets shall be based upon operation of the Products in accordance with BTE’s intended commercial deployment of the Products. Vendor shall use reasonable commercial efforts to complete all Product Performance Targets within the time period agreed to by the parties. The parties acknowledge and agree that with the exception of the Feature Enhancements, any future development information in this Agreement,

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including, without limitation, Vendor’s then-current and planned product development efforts relating to the Products, is provided for informational purposes only and any dates accompanying such future developments are provided as target dates only. The inclusion of such information and dates is in no event to be interpreted or construed as an obligation on the part of Vendor to provide such future developments, either in whole or in part, or to provide them in any particular manner or time frame.

7.5.3 Commitment. Subject to the conditions set forth below, on or prior to March 10, 2007, BTE shall submit Procurement Documents for the purchase of a minimum amount of Products and Services from Vendor equal to (a) the Overbuild Percentage (as defined below) multiplied by (b) [**] (the “Commitment”). The “Overbuild Percentage” shall mean the proportionate total dollar amount of the targeted [**] overbuild for which BTE submits Procurement Documents to Vendor on or prior to March 10, 2006; provided, however, that in no event shall the Overbuild Percentage exceed one hundred percent (100%). For example, if BTE were to submit Procurement Documents in the amount of [**] to Vendor by March 10, 2006, the Overbuild Percentage would be fifty percent (50%) [**]. The parties agree that all Procurement Documents submitted to Vendor on or before March 10, 2006 (with specified Delivery Dates within the established lead times under Article 8), shall be included for purposes of determining the Overbuild Percentage. The Parties further agree that any Equipment, Services or Software that is provided by Vendor at no cost to BTE for Procurement Documents submitted on or prior to March 10, 2006, shall not be included for purposes of determining the Overbuild Percentage or the Commitment. The Commitment is subject to the occurrence of all of the following:

(a)	Acceptance by BTE of the First Order Products comprising the field trial Products pursuant to the requirements of Article 6 and the agreed to Acceptance Test Plan; and

(b)	Timely delivery and Acceptance of any Feature Enhancements; and

(c)	Vendor’s compliance with the material terms and conditions of this Agreement.

Within thirty days following March 31, 2007, the parties shall determine whether BTE has met the Commitment. In the event that BTE does not purchase an amount of Products and Services from Vendor equal to the Commitment, Vendor’s sole and exclusive remedy shall be to invoice BTE for the portion of the Spares, Software and Services that were provided by Vendor to BTE at no cost for Procurement Documents submitted on or prior to March 10, 2006 (the “Overbuild Incentives”) equal to the proportionate percentage shortfall in the Commitment in accordance with the applicable Prices set forth in this Agreement. For example, if the Commitment is [**] and BTE purchased [**] from Vendor on or prior to March 31, 2007, then Vendor would be entitled to invoice BTE for twenty five percent (25%) (e.g. [**] Commitment) of the Overbuild Incentives.

ARTICLE 8 – PROCUREMENT

8.1 Procurement Documents. Each Procurement Document shall include the following terms, as applicable, for the Product(s) or Services ordered thereunder: (a) quantity; (b) complete pricing; (c) model number; (d) configuration; (e) delivery destination; (f) delivery date (herein called “Delivery Date”); (g) installation date (herein called “Installation Date”); and (h) Service date. Subject to the terms of this Agreement, during the Term of this Agreement, Vendor agrees to accept all Procurement Documents for Products and Services as submitted by BTE in compliance with the terms of this Agreement; provided, however, that Vendor shall have the right to conduct a credit verification with respect to all BTE Affiliates prior to acceptance of a Procurement Document from such BTE Affiliate and seek appropriate funding confirmation prior to acceptance. Vendor shall acknowledge its written acceptance of a Procurement Document within seven (7) business days of submission by BTE or provide BTE with written rejection of such Procurement Document specifying the reason for non-

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

compliance of the Procurement Document with the terms of this Agreement. Any proposed modification by Vendor of the terms set forth in a Procurement Document shall be deemed a rejection of the Procurement Document by Vendor unless BTE notifies Vendor of BTE’s acceptance of such modifications. In the event Vendor fails to timely deliver a notice of either acceptance or rejection of the Procurement Document, Vendor shall be deemed to have accepted the Procurement Document without modification and to have agreed to sell and deliver to BTE the Products or Services as delineated therein in accordance with the Procurement Document.

8.2 Cancellation of Procurement Document. Except as otherwise mutually agreed to and specified in a Procurement Document, BTE may cancel a Procurement Document for Product(s), or any part thereof, without penalty provided that BTE provides Vendor with written notice of such cancellation, and such written notice is received by Vendor prior to either (i) the Delivery Date for Products set forth in Section 8.5.1, or (ii) the lead times for Products set forth in Sections 8.5.2 and 8.5.3. BTE may, upon written notice to Vendor, which notice is received by Vendor at least two (2) weeks prior to the Delivery Date or actual shipment date, whichever is earlier, postpone the Delivery Date of some or all of the Product(s) for up to eight (8) weeks, without penalty. BTE may, upon written notice to Vendor, which notice is received by Vendor prior to the Delivery Date or actual shipment date, whichever is earlier, change the destination to which some or all of the Products are to be delivered without penalty. BTE shall specify the revised Delivery Date, and as applicable, Installation Date, in the written notice to Vendor.

8.3 Delivery Terms. Vendor shall cause the Products to be shipped and delivered to the destination, cleared for import in international locations, as set forth in each Procurement Document on or before the Delivery Date. All Products shall be delivered DDP (Incoterms 2000) named place of destination provided, however, that BTE agrees to reimburse Vendor for applicable costs of shipping and insurance, together with all applicable government fees related to customs, duties, taxes and other such charges, including any applicable VAT charges. All taxes collected from BTE hereunder shall be invoiced to BTE in a manner complying with the laws of the jurisdiction whose tax is being collected, and in the case of non-United States taxes, Vendor agrees that BTE may reserve the right to designate one of its Affiliates as the addressee of such invoice, so long as Vendor and BTE, or applicable Affiliate(s) of each party, establish a legal relationship for the purpose of such invoicing. BTE may require Vendor to utilize its named shipper from time to time. The delivery destinations set forth in the Procurement Document may be BTE’s premise or any other location which BTE may direct.

8.4 Forecasts. In order to enable Vendor to schedule production and shipment for Overbuild Products (as defined in Section 8.5.3 below), BTE agrees to provide Vendor, beginning upon the Effective Date and continuing thereafter during the Term, by the first day of each calendar month, a non-binding, good faith rolling forecast of its anticipated requirements for Overbuild Products, by month, in each of the following three (3) months. BTE may aggregate in its forecast the anticipated requirements for Overbuild Products from BTE and its Affiliates, or each BTE Affiliate may submit a separate forecast. [**].

8.5 Order Lead Times. Vendor agrees that the Delivery Date for all Products purchased by BTE pursuant to a Procurement Document received by Vendor on or after July 15, 2005, via standard shipment (non-expedited) terms, will be as follows:

8.5.1 Rapid Deployment Program. Vendor agrees that it will establish an inventory of the following Products for purposes of a rapid deployment program (“Rapid Deployment Program”): Tributary Adaptor Modules (“TAMs”), Tributary Optical Modules, Digital Transport Chassis, Management Control Modules (“MCMs”), and Y-cables (if purchased by BTE) (collectively, the “Rapid Deployment Products”). Subject to the inventory limitations set forth herein, Vendor agrees that it will deliver to BTE all Rapid Deployment Products within [**] of the date of Vendor’s receipt of a Procurement Document for such Rapid Deployment Products. The number of TAMs to be included in the Rapid Deployment Program shall be the lower of [**] of available TAM slots for Equipment deployed in BTE’s network or (b) [**] TAMs (BTE to determine mix of TAMs). Vendor agrees to restock each Rapid Deployment

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Product within thirty days of the shipment of such Rapid Deployment Product. If Vendor fails to maintain an average delivery time of [**] days or less for two consecutive months, or BTE orders [**] or more of the available TAMs in the Rapid Deployment Program for [**] consecutive months, then the parties agree to meet to determine an appropriate increase in the available pool of TAMS in the Rapid Deployment Program. Vendor agrees that it shall keep the Rapid Deployment Products for the sole benefit of BTE and Vendor shall not pull from the inventory of Rapid Deployment Products to satisfy Procurement Documents submitted by BTE for the delivery of Channel Products (as defined in Section 8.5.2).

8.5.2 Channel Products. Contingent upon BTE’s Capacity Notification (as defined herein), Vendor agrees to deliver to BTE all Products other than the Overbuild Products (as set forth in Section 8.5.3) within [**] weeks of the date of Vendor’s receipt of a Procurement Document for such Products (collectively the “Channel Products”). BTE agrees that it shall promptly notify Vendor when [**] of the deployed Product capacity on any particular route overbuild is utilized or, as applicable, will be utilized based upon pending customer orders (the “Capacity Notification”). BTE shall, as part of the Capacity Notification, specify the applicable type or configuration for the Channel Products expected to be ordered by BTE in future Procurement Documents for the routes which are the subject of the Capacity Notification.

8.5.3 Overbuild Products. Vendor agrees to deliver the following volumes of Digital Transport Chassis ANSI packages (“DTCs”), redundant Management Control Modules (“MCMs”), Band Multiplexing Modules (“BMMs”) (DTCs, MCMs and BMMs each referred to as “DTNs”); Optical Transport Chassis ANSI packages, (“OTCs”), redundant Optical Management Modules (“OMMs”), Optical Amplification Modules (“OAMs”) (OTCs, OMMs and OAMs each referred to as “OTNs”); and Dispersion Compensation Modules (“DCMs”) and Dispersion Compensation Module Chassis (“DMCs”), which may be considered DTNs or OTNs, depending on the application, within the specified time period from Vendor’s receipt of a Procurement Document for the Overbuild Products:

Overbuild Products	Delivery Interval:
Up to [**] DTNs and/or [**] OTNs	[**] weeks (whether or not forecasted)
[**] DTNs and/or [**] OTNs	[**] weeks (whether or not forecasted)
Greater quantity	[**] weeks (whether or not forecasted)

8.5.4 Remedy. On a monthly basis, BTE shall determine if Vendor has been late in delivering Product to BTE in accordance with the delivery intervals set forth in this Section 8.5. If Vendor has been late in delivering Product under any Procurement Document(s), BTE may require Vendor to increase the inventory of Product in the Rapid Deployment Program by up to [**] of the total value of the applicable Procurement Document(s) for that month (the “Additional Product”). BTE shall determine the mix of the Additional Product to be stocked in the Rapid Deployment Program. The parties further agree that such Additional Product shall be maintained by Vendor as part of the Rapid Deployment Program until Vendor has met all of the delivery intervals for all Procurement Documents for a period of [**] consecutive days. After such [**] period, Vendor shall have the option of removing the Additional Product from the Rapid Deployment Program. The Parties acknowledge and agree to add [**] days to the lead times for delivery dates for all orders with a destination other than the United States or Canada. As additional Territories are added, the parties shall mutually agree on any required modification to the delivery lead times for such new Territory.

8.6 TOM Certification. Vendor agrees to certify up to a total of four (4) TOM modules within any one year period at BTE’s request. In order to get a TOM certified, BTE will be required to make a request in writing that includes at a minimum [**]. In addition to providing the Certification Specification, BTE shall provide to Vendor [**] (collectively, the “Certification Materials”). For example, for [**].

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Vendor agrees to use all reasonable commercial efforts to complete the TOM certification process and return to BTE the TOM samples provided within [**] days of receipt of the Certification Materials. The following circumstances may prevent Vendor from completing the certification within such [**] day period: (i) incompatibility of the requested TOM module with the Vendor system specifications, (ii) inability to obtain adequate quantities of the requested TOM module for certification or (iii) lack of cooperation from the 3rd party vendor. Upon completion of the certification, BTE shall be able to use the certified TOM software feature as part of the then current software release.

The parties acknowledge and agree that any 3rd party TOM shall not be covered under any Vendor warranty or return program.

8.7 Title Transfer. Title to and risk of loss respecting Equipment shall pass to BTE after possession transfers to BTE at the delivery destination. Vendor agrees that it shall convey title to the Equipment, and a license to the Licensed Software, to BTE free and clear of all liens, encumbrances and claims of any nature.

ARTICLE 9— DEFAULT AND REMEDIES

9.1 Default Events. Each of the following events shall constitute a default (“Default”) under this Agreement and shall be considered a material breach of this Agreement, and shall allow a party, as applicable, to seek the remedies under this Agreement:

(a) Vendor’s failure to maintain insurance coverage required by Section 12.2;

(b) Failure of a party to timely observe or perform any material covenant, agreement, obligation, term or condition required to be observed or performed under this Agreement or an applicable Statement of Work which is not cured within the time frames, if any, set forth in this Agreement or within thirty (30) days of notice of said breach if no specific time to cure is specified; provided, however, that neither party shall be determined to be in breach for any failure that results from delays caused by the other party or its agents.

(c) The institution of bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a party under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar laws or statutes of the United Status or any state thereof, if such proceedings have not been dismissed or discharged within 30 days after they are instituted; the insolvency or making of any assignment for the benefit of creditors or the admittance by a party of any involuntary debts as they mature; the institution of any reorganization arrangement or other readjustment of debt plan of a party not involving the United States Bankruptcy Code.

9.2 Remedies Upon Default of BTE. Vendor agrees that Vendor’s rights upon the Default of BTE are limited exclusively to those set forth in this Section 9.2. Vendor may, at its option, elect any one or more of the following:

9.2.1 Actual Damages. Vendor shall be entitled to recover actual amounts owed by BTE to Vendor accruing on or before the date of termination including reasonable expenses, attorney’s fees and litigation costs;

9.2.2 Termination. Vendor shall be entitled to terminate this Agreement except for: (a) any full paid licenses for Software which BTE shall have a continued right to use; and (b) Maintenance and Support Services related to such licenses, unless the Default is based on the failure of BTE to pay for such services. Notwithstanding the foregoing, Vendor may terminate a

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fully-paid license for Licensed Software and any related Maintenance and Support Services in the event BTE breaches any provision of Section 12.7, Confidential Information, or Section 3.1, Software License.

9.3 Remedies Upon Default of Vendor. BTE agrees that upon the occurrence of a Default of Vendor, BTE’s rights are limited exclusively to those set forth in this Section 9.3. BTE may, at its option, elect one or more of the following remedies (a) recover actual damages caused by the Default of Vendor including reasonable expenses, attorney’s fees and litigation costs; (b) terminate this Agreement and all then-outstanding Procurement Documents; (c) if the Default relates to a Statement of Work, terminate such Statement of Work, return any Materials or Products related thereto to Vendor and receive a refund of the amount paid under the Statement of Work; and (d) reject any Products that have not been Accepted by BTE and that relate to such Default and receive a full refund of fees paid for such Products and all expenses associated with such rejection; provided, however, that if BTE elects to reject such non-Accepted Product it must return such non-Accepted Product to Vendor.

ARTICLE 10 — INDEMNITY AND LIABILITY

10.1 Infringement Claims. Vendor shall defend, indemnify and hold harmless BTE from and against any and all claims, suits, liabilities, expenses, attorney’s fees or damages (collectively “Claims”) for any alleged or actual infringement or violation of any third party’s copyright, patent, trade secret, trademark or other intellectual property right arising in connection with this Agreement and any act or omission hereunder. Vendor’s obligations hereunder are conditioned upon: (i) BTE giving Vendor prompt written notice of all Claims; (ii) Vendor being given full authority to assume the sole defense thereof through its own counsel and to compromise or settle any suits so far as this may be done without prejudice to the right of BTE to continue the use of the alleged infringing system, method, apparatus, proprietary information, work or mark; and (iii) BTE cooperating fully with Vendor to facilitate defense or settlement of such Claim. In any such suit, if the use of the alleged infringing intellectual property is held to constitute an infringement and is enjoined, or if in light of any Claim Vendor deems it advisable to do so and can do so without, in BTE’s reasonable opinion, impairing or adversely affecting the Equipment or BTE’s use thereof, Vendor may at Vendor’s sole option and expense: (i) procure the right to continue the use of the same for BTE; or (ii) replace or modify the same to be free of the infringement claim. Any settlement of any such Claim that imposes any liability or limitation on BTE shall not be entered into without the prior written consent of BTE. Should BTE enter into settlement of any such Claim without Vendor as a signatory to the settlement and Vendor is not in breach of its obligations, BTE waives any claims that it may have to Vendor for contribution to the settlement and/or defense costs.

Notwithstanding the foregoing, Vendor shall have no obligation to defend or settle any Claim for any infringement or other violation of any intellectual property right: (i) arising solely from compliance with BTE’s custom specifications or designs, (ii) relating solely to use of any Equipment furnished hereunder in combination with another product not furnished by Vendor, unless such combination is the Equipment’s necessary or inherent use or a specific use for which the Equipment is sold by Vendor to BTE, or (iii) relating solely to a Claim based on intellectual property rights owned by BTE or any of its affiliates. This Section 10.1 states Buyer’s sole and exclusive remedy in the event that Equipment infringes on the intellectual property right of any third party.

In the event the award or settlement of a Claim is based partially on an indemnified Claim described above and partially on a non-indemnified Claim, any payments and reasonable attorney fees incurred in connection with such Claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each Party; however, nothing in the foregoing shall reduce or limit Vendor’s duty to defend BTE against alleged infringement Claims.

10.2 Property and Bodily Injury. Each party shall defend, indemnify and hold harmless the other party from and against any and all Claims respecting property, including loss of use thereof, injuries to persons, including death, and from any other Claims on account of acts or omissions of such party, or any of its subcontractors, suppliers, officers, agents, employees or servants, provided, however, a party’s duty hereunder shall not arise to the extent such Claims are caused by the negligence of the other party.

10.3 Other Agreements. Each Party shall defend, indemnify and hold harmless the other party from and against any and all reasonable losses, damages, costs, expenses and reasonable attorney’s fees suffered or incurred on account of any breach of any other covenant or agreement set forth in this Agreement not otherwise set forth in this Article 10.

10.4	Limitation of Liability.

10.4.1 LIMITATION UPON TYPES OF RECOVERABLE DAMAGES. EXCEPT AS OTHERWISE PROVIDED IN SECTION 10.4.2, NEITHER PARTY SHALL BE LIABLE FOR ANY LOST PROFITS, CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, REGARDLESS OF WHETHER THE CLAIM GIVING RISE TO SUCH DAMAGES IS BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT OR TORT, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. EXCEPT AS OTHERWISE PROVIDED IN SECTION 10.4.2, THE AGGREGATE LIABILITY OF A PARTY UNDER THIS AGREEMENT WHETHER ARISING OUT OF BREACH OF CONTRACT (INCLUDING BUT NOT LIMITED TO BREACH OF WARRANTY) OR TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE AND STRICT LIABILITY), SHALL IN NO EVENT EXCEED [**]. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT

10.4.2 EXCLUSIONS FROM LIMITATIONS OF LIABILITY. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION 10.4, LIMITATION OF LIABILITY, SHALL NOT APPLY TO: [**].

ARTICLE 11 — REPRESENTATIONS AND WARRANTIES

11.1 Performance Warranty. Vendor represents and warrants to BTE that the Products shall perform on the System in accordance with the Documentation (“Product Performance Warranty”) for [**] (“Product Performance Warranty Term”) from the date of Acceptance by BTE of such Products. Any defective Products failing to conform to the Product Warranty which is discovered by BTE within the Product Performance Warranty Term (whether such defects are observed before or after Acceptance of the Product) shall be promptly corrected or replaced by Vendor, in no event later than [**] from the date of return of the Product to Vendor by BTE (or such other time period as mutually agreed upon by the parties). BTE agrees to notify Vendor and, if applicable and as requested by Vendor, return such Product to Vendor promptly after any such defects are observed. The parties acknowledge and agree that Vendor shall not be liable pursuant to this Section 11.1 for defects to a Product that are caused by abuse or improper use, improper maintenance repair other than as performed by Vendor or its authorized service agents, improper storage or by acts of nature or negligent handling. In the event Vendor fails to so repair or replace within the specified time period, BTE may return the Product to Vendor for a full refund of the amount paid by BTE for the Product. Each party shall be responsible for its respective shipping and insurance costs associated with the shipment of Product to the other party for purposes of this warranty.

11.2 Media Warranty. Vendor warrants for a period of [**] from the date of Acceptance of the Software that the tapes, diskettes, and other media containing the Software shall be free from defects in materials and workmanship. Vendor shall repair or replace nonconforming tapes, diskettes or other media containing the Software promptly, but in no event more than five (5) business days following notice from BTE.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11.3 Disabling Code/Virus Warranty. Vendor represents and warrants to BTE that the Software does not and will not contain any virus, worm, trap door, counter, clock, timer, operational limiting routine or copy protection devices (collectively “Disabling Codes”) that would erase data or otherwise cause the System to become inoperable or incapable of being used in the manner in which it was designed or intended. In the event BTE or Vendor discover any Disabling Codes in the Software, Vendor shall promptly, but in no more than five (5) business days following such discovery, repair, replace or otherwise correct the System, the Software or any part thereof, affected by the Disabling Codes and shall take all necessary steps to restore any and all data or Source Code lost, destroyed or otherwise affected by the Disabling Code, all at no additional cost to BTE. This warranty shall remain in full force and effect until BTE discontinues use of the Software.

11.4 Processing Warranty. Vendor represents and warrants that the Software provided under this Agreement shall accurately recognize and process date and time data (including, but not limited to, calculating, comparing, and sequencing) for all leap year calculations. In the event of a breach of this warranty, Vendor shall promptly, but in no more than five (5) business days following notification of the breach, repair, replace or otherwise correct the System, the Software or any parts thereof, affected by the breach and shall take all necessary steps to restore any and all data or source code lost, destroyed or otherwise affected by the breach, all at no additional cost to BTE. This warranty is perpetual and shall survive the expiration of any other warranty period or the termination of this Agreement.

11.5 Pending Claims Warranty. As of the date of this Agreement, there are no actions, suits or proceedings pending and served against Vendor before any court or administrative agency that would materially impair Vendor’s performance of its obligations under this Agreement and Vendor has disclosed to BTE any overtly threatened action, suit or proceeding with respect to such matter of which Vendor is actually aware.

11.6 Warranty of Authority. Each Party is duly qualified to do business and is in good standing in the localities in which it is required to do so. Each Party has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by a Party have been duly and validly authorized by all necessary action on the part of such Party. The execution and delivery of this Agreement by a Party and the performance of the terms, covenants and conditions contained herein will not violate the articles of incorporation or by-laws of such Party, or any order of a court or arbitrator, and will not conflict with and will not constitute a material breach of, or default under, the provisions of any material contract by which such Party is bound. This warranty shall survive the expiration or termination of this Agreement.

11.7 Warranty of Title. Vendor represents that it has the full, perpetual authority to license or sublicense all Software provided to BTE under this Agreement, and has good and marketable title to all Products and Materials (except third party Software) provided to BTE under this Agreement. This warranty shall survive the expiration or termination of this Agreement.

11.8 Services Warranty. The Services will be performed: (a) in a diligent, professional and workmanlike manner in accordance with the highest applicable industry standards; (b) in accordance with this Agreement and the applicable Statement of Work; and (c) by experienced and qualified personnel.

11.9 Pass-Through Warranties. Vendor shall secure from the applicable Equipment or third party Software manufacturers, and assign and pass through to BTE, at no additional cost to BTE, such warranties as may be available with respect to such Equipment and Software. Such assignment shall not, however, relieve Vendor of any of the warranty obligations contained herein. In the event such warranties are not assignable to BTE, Vendor shall enforce, as necessary, such warranties on behalf of BTE.

11.10 Modification of Product. The Parties acknowledge and agree that any modification to the Equipment or Software other than by Vendor or its authorized service agents shall void the warranties provided by Vendor in Sections 11.1 through 11.4.

ARTICLE 12 — GENERAL TERMS AND CONDITIONS

12.1 Dispute Resolution. Subject to each party’s right to seek injunctive or equitable relief in a court of competent jurisdiction, the parties agree to attempt to resolve all disputes under this Agreement in accordance with the dispute resolution procedures (“Dispute Procedures”) set forth herein. The parties shall first attempt to resolve a dispute within ten (10) days through meetings between the respective Project Managers and any other representatives deemed necessary for these discussions. If unsuccessful, the parties agree to conduct face-to-face negotiations between senior executive officers of both parties within a period of fifteen (15) days. If unsuccessful, or if fifteen (15) calendar days have passed since the parties submitted the dispute to the senior executive officers, the parties may jointly agree to submit the matter to mediation upon mutually agreeable terms. Such mediation shall be concluded no later than thirty (30) days following agreement to mediate the dispute. The parties agree to continue performance of their respective obligations under this Agreement, to the extent possible, during the performance of the Dispute Procedures.

12.2 Insurance. Upon execution of this Agreement, Vendor shall procure and thereafter maintain, with insurers reasonably acceptable to BTE, insurance protecting Vendor and BTE against liability from damages because of injuries, including death, suffered by persons, including employees of BTE, and liability from damages to property arising from or growing out of Vendor’s operations in connection with the performance of this Agreement. Vendor represents to BTE that such insurance is, and will be during the Term, no less in coverage than as set forth on Exhibit 12.2, Insurance Coverage. Vendor shall provide certificates evidencing such insurance prior to beginning delivery of any Products or performing any Services on a form reasonably required by BTE. BTE and any other parties reasonably requested by BTE shall be listed as additional insureds under the relevant liability policies, and Vendor shall cause its insurance carrier to waive all rights of subrogation against BTE on the policies listed above. Vendor shall require all authorized subcontractors to carry insurance coverage similar to that described above.

12.3 Participation by Affiliates. Vendor or any Affiliate of Vendor shall sell, deliver, install, and test, as applicable, the Products requested by Procurement Document submitted by BTE or any Affiliate of BTE. Accordingly, references to BTE and to Vendor in this Agreement shall include the parties’ respective Affiliates, as applicable and where the context so requires. Notwithstanding the generality of the foregoing, Products purchased by an Affiliate of BTE shall be included in the calculation of all discounts for which BTE and its Affiliates are eligible.

12.4 Compliance with Laws. Both parties shall comply with all applicable laws, ordinances, rules, regulations and orders issued by any public or governmental agency, body or authority, whether international, national, local or otherwise.

12.5 Assignment. Neither party may, without the other party’s prior written approval (which shall not be unreasonably withheld, conditioned or delayed), voluntarily or involuntarily assign, convey, transfer, pledge, mortgage or otherwise encumber all or any portion of its interests in this Agreement except to a party controlling, controlled by or under common control with such party; provided, BTE may transfer and assign its interests in this Agreement (including the license to the Licensed Software) to any Affiliate, with the prior written approval of Infinera, which approval shall not be unreasonably withheld, and BTE may sell or resell the Equipment provided hereunder, in whole or in part, to any other entity only to the extent that BTE shall no longer be utilizing such Equipment and only following BTE’s use of the Equipment for a minimum of one year. Vendor agrees that in the event of an assignment of this Agreement, including an assignment by operation of law pursuant to a merger, change of control, or otherwise, that the assignee shall be required to assume all terms and conditions of this

Agreement and that Vendor shall not be entitled to assign the Agreement without the written acknowledgement of the assignee to this condition. Further, neither Vendor nor its assignee shall have the right to terminate this Agreement for convenience and any attempt by Vendor to terminate this Agreement prior to the end of the Term shall allow BTE to seek immediate relief and specific performance of the Agreement by Vendor or its assignee, as applicable.

12.6 Notices. Whenever under the provisions of this Agreement it shall be necessary or desirable for one party to serve any notice, request, demand, report or other communication on another party, the same shall be in writing and shall be served (i) personally; (ii) by independent, reputable, overnight commercial courier; (iii) by facsimile transmission where the facsimile transmission is immediately followed by service of the original of the subject item in the manner provided in clause (i) or (ii) hereof; or (iv) by deposit in the mail, postage and fees fully prepaid, registered or certified mail, with return receipt requested, addressed as follows:

If to BTE:	BTE Equipment, LLC
Attn: Director of Procurement
1025 Eldorado Blvd.
Broomfield CO 80021

In case of dispute,
with a copy to:	Attn: General Counsel

If to Vendor:	Infinera Corporation
1322 Bordeaux Drive
Sunnyvale, CA 94089

With a copy to:

Attn: Michael O. McCarthy, VP & General Counsel

Any party may, from time to time, by notice in writing served upon the other party as aforesaid, designate an additional and/or a different mailing address or an additional and/or a different person to whom all such notices, requests, demands, reports and communications are thereafter to be addressed. Any notice, request, demand, report or other communication served personally shall be deemed delivered upon receipt, if served by mail or independent courier shall be deemed delivered on the date of receipt as shown by the addressee’s registry or certification receipt or on the date receipt at the appropriate address is refused, as shown on the records or manifest of the relevant postal service or independent courier, and if served by facsimile transmission shall be deemed delivered on the date of receipt as shown on the received facsimile (provided the original is thereafter delivered as aforesaid).

12.7 Confidential Information. BTE and Vendor agree to incorporate the terms of the Non-Disclosure Agreement executed by the parties on February 11, 2005 (the “NDA”), and agree that any information exchanged under this Agreement will be subject to the NDA. Notwithstanding anything to the contrary contained elsewhere herein or in the NDA, the parties acknowledge and agree that the obligations set forth in the NDA, as applied to this Agreement, shall continue until the expiration or termination of the Term of this Agreement.

12.8 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

12.9 Waiver. No waiver by any party of any right or remedy under this Agreement shall be deemed to be a waiver of any other or subsequent right or remedy under this Agreement. The consent by one party to any act by the other party requiring such consent shall not be deemed to render unnecessary the obtaining of consent to any subsequent act for which consent is required, regardless of whether similar to the act for which consent is given.

No act, delay or omission done, suffered or permitted by one party or its agents, to cure or perform any covenants, shall be deemed to waive, exhaust or impair any right, remedy or power of such party hereunder, or to relieve the other party from the full performance of its obligations under this Agreement. No waiver of any term, covenant or condition of this Agreement shall be valid unless in writing and signed by the obligee party.

12.10 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado without regard to choice of law rules. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. Litigation respecting the terms or enforcement of this Agreement shall only be brought in a court of competent jurisdiction in the State of Colorado.

12.11 Public Relations. This Agreement shall not be construed as granting to a party any right to use any of the other party’s or its Affiliates’ trademarks, service marks or trade names or, otherwise refer to the other party in any marketing, promotional or advertising materials or activities. Without limiting the generality of the forgoing, neither party shall disclose (i) the terms and conditions of this Agreement or any Statement of Work, or (ii) the existence of the Project or any contractual relationship between BTE and Vendor, or (iii) issue any publication or press release relating directly or indirectly to (i) or (ii) above; without the other party’s prior written consent. Notwithstanding the foregoing, the parties agree to issue a mutually agreed upon press release within fifteen (15) days following the Acceptance of the Products which are the subject of a mutually agreed upon field trial in process at the Effective Date of this Agreement and expected to be completed on or about July 1, 2005.

12.12 Construction and Interpretation of Agreement. The language in all parts of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties hereto acknowledge and agree that this Agreement has been negotiated by the parties and has been the subject of arm’s length and careful negotiation over a considerable period of time, that each party has been given the opportunity to independently review this Agreement with legal counsel, and that each party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, this Agreement shall not be interpreted or construed against the party preparing it.

12.13 Enforcement. If any term or provision of this Agreement, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each other term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. It is the intention of the parties to this Agreement, and the parties hereto agree, that in lieu of each clause or provision of this Agreement that is illegal, invalid or unenforceable, the court shall supply as a part of this Agreement an enforceable clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible.

12.14 Captions. The captions of the articles, sections and subsections herein are inserted solely for convenience and under no circumstances are they or any of them to be treated or construed as part of this instrument.

12.15 References. References in this instrument to this “Agreement” mean, refer to and include this instrument as well as any riders, exhibits, addenda and attachments hereto (which are hereby incorporated herein by reference) or other documents expressly incorporated by reference in this instrument. Any references to any covenant, condition, obligation and/or undertaking “herein,” “hereunder” or “pursuant hereto” (or language of like import) mean, refer to and include the covenants, conditions, obligations and undertakings existing pursuant to this instrument and any riders, exhibits, addenda, attachments or other documents affixed to or expressly incorporated by reference in this instrument. All terms defined in this instrument shall be deemed to have the same meanings in all riders, exhibits, addenda, attachments or other documents affixed to or expressly incorporated by reference in this instrument unless the context thereof clearly requires the contrary.

12.16 Conflict of Terms. Except as specifically provided for in this Agreement, in the event of a conflict between the terms of this Agreement and any attachments or other documents incorporated herein, the conflict shall be resolved in the following order of precedence: (a) the terms of this Agreement; (b) the terms of any attached Exhibits, Schedules, Addenda, in no order of precedence; (c) the terms of any Procurement Documents or Statements of Work; and (d) any standard Vendor specifications.

12.17 Force Majeure. Neither party shall be liable to the other for damages (including liquidated damages), or for a breach of this Agreement, if such party’s performance is delayed due to any natural disaster (herein each called a “Force Majeure”). In such event, the affected party shall promptly notify the other of the delay and its likely duration. In the event of a delay in Vendor’s performance exceeding seven days due to a Force Majeure, BTE may, at any time thereafter, cancel the affected Procurement Documents.

12.18 Financial Condition. Vendor agrees that during the Term of this Agreement, Vendor shall provide a quarterly report of Vendor’s liquid cash position, to include cash and cash equivalents, accounts receivable, inventory and available debt capacity and such additional information as the parties may reasonably determine is necessary or advisable for the purpose of assessing Vendor’s financial condition. The obligation so this Section 12.18 shall terminate upon the earlier of Vendor’s publication of financial statements following (i) the acquisition of Vendor by a company with securities subject to the Securities Exchange Act of 1934, as amended, or (ii) the initial public offering of Vendor’s common stock.

12.19 Entire Agreement; Amendment. This Agreement, including all Exhibits hereto, constitutes the entire and exclusive agreement between the parties relating to the specific matters covered in this Agreement. All prior or contemporaneous verbal or written agreements, understandings, representations and/or practices relative to the foregoing are hereby superseded, revoked and rendered ineffective for any purpose. This Agreement may be altered, amended or revoked only by an instrument in writing signed by each party hereto and specifically referring to this section; no language on a party’s pre-printed forms shall amend, modify, control or otherwise affect this Agreement. No verbal agreement or implied covenant shall be held to vary the terms hereof, any statute, law or custom to the contrary notwithstanding.

12.20 Survival. Any rights or remedies by either Vendor or BTE respecting payment of money by the other party and the provisions of Section 2.2 (including those provisions of Exhibit 2.2 extending beyond the Term of the Agreement), 2.7, 2.8, Article 3, Section 5.2, Article 9, Default and Remedies, Article 10, Indemnity and Liability, Article 11, Representations and Warranties, and Article 12, General Terms and Conditions, shall survive the end of the Term or any termination of this Agreement. Any provisions that are expressly stated to survive the expiration or termination of this Agreement shall be enforced accordingly.

12.21 Counterparts. This Agreement may be executed in counterparts which together shall constitute a single agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their proper officers or other authorized representatives.

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ John F. Waters Jr.	By:	/s/ Michael O. McCarthy

Name:	John F. Waters Jr.	Name:	Michael O. McCarthy

Title:	Chief Technology Officer	Title:	VP & General Counsel

EXHIBIT 1.2 — DEFINED TERMS

Definitions. In addition to the other terms defined herein, the following capitalized terms shall have the following meanings:

“Acceptance” shall mean the occurrence of Vendor’s fulfillment of the requirements specified in the Agreement for acceptance of the particular Product.

“Acceptance Test Plan” is defined in Section 6.2.

“Affiliate(s)” of a party shall mean any person or entity that now or in the future, directly or indirectly controls, is controlled with or by or is under common control with a party. For purposes of the foregoing, “control” shall mean, with respect to: (a) a corporation, the ownership, directly or indirectly, of fifty percent (50%) or more of the voting power to elect directors thereof or, for purposes of foreign corporations, if less than fifty percent (50%), the maximum amount allowed by applicable law; and (b) any other entity, fifty percent (50%) or more ownership interest in said entity, or with respect to other foreign entities, the power to direct the management of such entity. Affiliates of BTE as of the Effective Date are set forth in Schedule 1.2A, Affiliate List.

“Authorized Users” means: (a) BTE and its Affiliates; (b) employees, consultants, customers and authorized agents of BTE and its Affiliates; (c) third party consultants and other independent contractors performing services for BTE or any BTE Affiliate.

“Change Order” is defined in Section 4.6.

“Claims” are defined in Section 10.1.

“Coding and Schematics” shall have the meaning set forth in Exhibit 2.6, Coding and Schematics, attached hereto and incorporated herein by this reference.

“Critical Milestone” is defined in Section 4.3.

“Default” is defined in Section 9.1

“Delivery Date” is defined in Section 8.1.

“Deposits” are defined in Section 3.2.

“Developed Software” is defined in Section 4.8

“Disabling Codes” is defined in Section 11.3

“Dispute Procedures” are defined in Section 12.1

“Documentation” means, collectively, all of the written, printed, electronic or other format materials published or otherwise made available by Vendor that relate to the functional, operational and/or performance capabilities of the Equipment and Software, as applicable, including all user, operator, system administration, technical, support and other manuals. Documentation includes the specifications set forth in Schedule 1.2C, Specifications.

“Effective Date” is defined in Section 1.2.

“Equipment” shall mean, collectively, the equipment, hardware, related equipment and other materials specified in a Procurement Document.

“Escrow Agent” is defined in Section 3.2.

“Escrow Agreement” is defined in Section 3.3.

“Evaluation Period” is defined in Section 2.5.

“Evaluation Product” is defined in Section 2.5.

“Feature Enhancements” are defined in Section 2.4.

“Fee Cap” is defined in Section 4.4.

“First Order Product” means, for purposes of Acceptance under this Agreement only, BTE’s first order of Product that has not been previously Accepted by BTE under the terms of Article 6 of this Agreement, including Product that contains Feature Enhancements or material new functionality that have not been previously Accepted by BTE under the terms of Article 6 of this Agreement. For all other purposes, First Order Product shall be considered to have the same meaning as Product.

“Force Majeure” is defined in Section 12.17.

“Installation Date” is defined in Section 8.1.

“Installation Information” is defined in Section 2.3.

“Licensed Software” means the copies of the software programs, in object code format, ordered in accordance with a valid Procurement Document hereunder, including any accompanying Documentation to such Licensed Software which may be provided to BTE by Vendor hereunder.

“Maintenance and Support Services” are defined in Section 5.1.

“Maintenance Release” means any new Software releases including Software releases that incorporate bug fixes and other modifications to the Software that Vendor markets or makes available to its customers from time-to-time to correct deficiencies and/or to otherwise improve or extend the performance of the Software; provided, however, that BTE shall not have RTU rights (unless otherwise specified in Exhibit 2.2 or pursuant to a Software Subscription Service) for any significant new functionality incorporated in such Software release (which such use Vendor shall logically separate from the remaining functionality of the Maintenance Release) for which Vendor charges an additional Software RTU fee to those customers under a maintenance and support services plan or an extended warranty plan.

“Material Deliverables” are defined in Section 4.3.

“Network Element” or “NE” shall mean a single managed element of Vendor’s Equipment that requires Licensed Software to operate. A NE may consist of one or more Equipment chassis that are connected at one physical site and that are capable of being viewed and managed by the Licensed Software as a single managed element. BTE shall not be required to purchase more than one license to Licensed Software for each NE.

“Prices” shall mean the compensation due and owing for the purchase of Products and Services delivered hereunder in accordance with the terms and conditions of this Agreement.

“Procurement Document” shall mean any electronic or written order for Products or Services in accordance with the terms of the Agreement.

“Products” shall mean the Equipment and Software provided to BTE by Vendor under this Agreement.

“Product Performance Warranty” is defined in Section 11.1

“Product Performance Warranty Period” is defined in Section 11.1

“Project” shall have the meaning set forth in Section 4.1.

“Project Plan” shall have the meaning set forth in Section 4.3.

“Project Managers” is defined in Section 4.12.

“Release Event” is defined in Section 3.3.

“Services” are defined in Section 4.1.

“Software” shall mean all software and computer programs, including the Licensed Software, Developed Software, if any, third party software, embedded software, and Maintenance Releases provided to BTE under this Agreement.

“Source Code” shall means computer Software in the form of human readable source statements for the Software.

“Statement of Work” is defined in Section 4.1. Each Statement of Work shall include the requirements, as applicable, set forth in Exhibit 4.1, Statement of Work Requirements.

“System” shall mean the combination of Equipment and Software described in a Procurement Document or Statement of Work.

“Term” is defined in Section 1.2.

“Territory” means the countries listed in the attached Schedule 1.2B, Territory List, as the list may be amended from time to time upon the mutual agreement of the parties.

“Testing Criteria” shall have the meaning set forth in Section 6.2.1.

“Testing Procedures” shall have the meaning set forth in Section 6.2.2.

“Testing Requirements” shall have the meaning set forth in Section 6.2.

“Vendor Global Account Manager” is defined in Section 1.4.

“Vendor Global Executive” is defined in Section 1.4.

“Vendor Global Program Manager” is defined in Section 1.4.

SCHEDULE 1.2A – AFFILIATE LIST

Name of Entity	Country
(i)Structure, LLC f/k/a PKS Computer Services LLC	USA
BTE Equipment, LLC	USA
Level 3 Communications, LLC	USA
Level 3 Communications Canada Co.	Canada
Level 3 International, Inc.	USA
Level 3 Communications B.V.	Netherlands
Level 3 Communications SAS	France
Level 3 Communications GmbH	Germany
Level 3 Communications AG	Switzerland
Level 3 Communications SL	Spain
Level 3 Communications Limited	Ireland
Level 3 Communications s.r.o	Czech Republic
Level 3 Communications Limited	UK
Level 3 Communications S.A.	Belgium
Level 3 Communications (Denmark) Ltd.	Denmark
Level 3 Communications S.rL.	Italy
Level 3 Communications A.B.	Sweden
Level 3 Communications (Austria) Ltd.	Austria

SCHEDULE 1.2B – TERRITORY LIST

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SCHEDULE 1.2C – SPECIFICATIONS

The following document is attached hereto:

INFINERA RESPONSE TO NEXT GENERATION DWDM SYSTEM REQUIREMENTS, VERSION 4.0 – Intentionally Omitted

EXHIBIT 2.2 – PRICING SCHEDULE

A.1 HARDWARE AND SOFTWARE PRICING

All pricing excludes the cost of shipping, insurance and all applicable governmental fees related to customs, duties, taxes and other such charges, including any applicable VAT charges. The Parties agree that Vendor shall have the right to provide future versions of the Equipment and Software with the same form, fit and function in order to capitalize on evolving technology and to meet the Prices set forth in this Agreement. Such future versions of the Products shall be provided to BTE for certification and once certified, shall be included on the price list below as new versions of such Equipment and Software at the same Price as prior version of such Equipment and Software.

Product Ordering Code	Description	FRU Code	Unit Price
System Hardware

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Network Element Software

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DTN Documentation

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Configured System Element Management Software

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Chassis Mounting / Installation Kits

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Chassis Replacement Parts

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Chassis Blanks

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Specialty Fiber Jumpers

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[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]

[**].

A.2. SOFTWARE INCENTIVE

In accordance with the Commitment, Vendor shall provide Software at no cost to BTE as specified in Procurement Documents submitted by BTE up to a maximum value of [**], based upon the Prices set forth in Section A.1 (“Incentive Software”).

A.3 [**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

A.4 BMM SHIPMENTS

The parties agree that BTE shall have the right to order BMM’s and OAM’s with C+L band capability for BMM’s requiring C-band only capability at the C-band only Prices until such time as BTE has certified Vendor’s C-band only BMMs and OAMs. BTE agrees that it promptly shall certify Vendor’s BMMs. The following modules are impacted:

Module Description	C+L band part number	C band only part number
BMM Type 1	BMM-4-C1	BMM-4-CX1
BMM Type 2	BMM-4-C2-MS	BMM-4-CX2-MS
BMM Type 3	BMM-4-C3-MS	BMM-4-CX3-MS
OAM Type 1	OAM-4-C1	OAM-4-CX1
OAM Type 2	OAM-4-C2-MS	OAM-4-CX2-MS
OAM Type 3	OAM-4-C3-MS	OAM-4-CX3-MS

A.5 Pre-Deployment DLM Incentive.

The parties agree that between the Effective Date and February 15, 2006, Vendor shall provide certain Digital Line Modules (“DLMs”) to BTE on deferred payment terms for the purpose of providing BTE diversity across BTE’s network in accordance with BTE’s deployment of Products on selected routes (the “Pre-Deployed DLMs”). The Pre-Deployed DLMs shall be clearly marked on the Procurement Document and ordered only for purposes of establishing diversity across BTE’s network and shall consist of a maximum of two DLMs per selected site with associated spares following utilization of the Maximum Spares. The maximum amount of Pre-Deployed DLMs that may be designated by BTE shall be [**] based upon the then-current Prices. BTE agrees that Vendor shall invoice BTE for all Pre-Deployed DLMs upon the earlier of the following: (i) utilization of greater than one hundred Gigbits per second (100 Gbps) per a single BMM at a route with Pre-Deployed DLMs, or (ii) February 15, 2006; [**].

B. Services Pricing. BTE may purchase the following Services from Vendor under the terms set forth below. For purposes of calculating the applicable percentage of the then current Product Price for any of the Services referenced below, amounts relating to Prices shall be only for Products deployed in BTE’s network and the following shall be excluded from the calculation (i) the Price for spares and lab equipment and (ii) any imputed Prices for Software RTU fees acquired by BTE at no cost beyond the base prices set forth in Section A.1 above, including any imputed RTU fees for features that BTE acquired under the Software Subscription Services. All calculations shall include the Future Price Reductions set forth in Section A.3.

B.1 Maintenance and Support Services Pricing:

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

A. Maintenance and Support Services	Cost: Annual Fee of [**]% of then current Product Price

BTE shall have the right to purchase Maintenance and Support Services and Vendor shall provide the Maintenance and Support Services described in Article 5 and Exhibit 5.1 of the Agreement and extend the warranty protection provided to BTE under Section 11.1 of this Agreement (Performance Warranty) for each annual period for the prices specified herein. The parties agree that upon the expiration of the Product Performance Warranty Term for a Product, this extended warranty shall automatically be applied to such Product, subject to BTE’s termination rights as set forth in the Agreement, unless otherwise indicated in writing by BTE. Each party shall be responsible for its respective shipping and insurance costs associated with the shipment of Product to the other party for purposes of RMA.

B.2 Other Services. BTE may order the following Services in lieu of or in addition to the Maintenance and Support Services set forth above, as applicable:

A. Technical Support Service	Cost: Annual Fee of [**]% of then current Product Price [**]

BTE shall have the right to purchase Technical Support Services and Vendor shall provide such Technical Support Services (contacted through a telephone help line) to assist BTE in obtaining a quick response to Problems (the “Technical Assistance Center” or “TAC”) for each annual period for the prices specified herein. The service desk shall log and track trouble tickets for reported Problems within the scope of 3rd Line Support. The TAC help desk will be available 24 hours per day, 7 days per week and every day of the year (24 x 7 x 365). The number for the Vendor’s Technical Assistance Center is:

1877-INF-5288 (463-5288) /Main 408-572-5200 Email: support@infinera.com FAX: 408-572-5343

The provisions of Section 5.2.2 relating to Initial Response and Section 5.2.3 of Exhibit 5.1 (including all subsections thereof) shall apply to Vendor’s provision of TAC Services.

B. Maintenance Release Service	Cost: Annual Fee of [**]% of then current Product Price [**]

BTE shall have the right to purchase Maintenance Release Services and Vendor shall provide Maintenance Release Service which provides BTE with all related Maintenance Releases that have been developed by Vendor in support of a Software anomaly as identified by BTE or as otherwise generally provided by Vendor to its customers for purposes of resolving a Software anomaly for each annual period for the prices specified herein. The ability to test and implement the Maintenance Release would be supported by the Vendor technical support team.

C. Resident Engineer at BTE’s Premise	Cost: [**] Per Year Annual Fee (estimate for 2005 and 2006)

BTE shall have the right to purchase Resident Engineer at BTE’s Premises Services and Vendor will provide such Tier3 Support Engineer to operate from BTE’s premise, 40 (forty) hours per week, Monday

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

– Friday for each annual period for the prices specified herein. Resident Engineer will observe employer holidays and approved days off. A minimum of three (3) weeks per year or one hundred and twenty (120) hours are approved for paid time off (PTO). Vendor agrees that it will back-fill the Resident Engineer during the PTO periods. The role of the Resident Engineer is to provide technical support for Vendor’s Product in support of BTE during the implementation periods and day-day operations. The Resident Engineer also serves as interface and escalation to Vendor for Product issues that may arise (any additional requirements for this role must be agreed to by the Vendor’s V.P. of Customer Service and Technical Support).

D. Software Subscription Service	Cost: [**] per DTN for the first [**] DTNs purchased; [**] per DTN each additional DTN purchased (capped at [**] per year)

BTE shall have the right to purchase Software Subscription Service and Vendor will provide the Software Subscription Service which provides BTE all RTUs for all features and functionality for the most recent release of Software developed by Vendor for each annual period for the prices specified herein. Software Subscription Services may only be purchased by BTE for Products that are covered by (i) the Product Performance Warranty, (ii) Maintenance and Support Services (iii) or the Maintenance Release Service option. To the extent that BTE has purchased Software Subscription Service for the applicable Software deployed in BTE’s network, all new purchases of such Software shall include the same RTUs as the deployed Software for no additional cost beyond the base Prices set forth in Section A.1 above for such Software, regardless of whether Vendor has established separate RTU fees for such Software above the base prices reflected in Section A.1. In the event that BTE elects to discontinue the Software Subscription Service, BTE agrees that it shall be obligated to pay a mutually agreed to reinstatement fee in order to thereafter reinstate the Software Subscription Service, provided that such reinstatement fee shall not to exceed the fees that would otherwise have been paid by BTE had the Software Subscription Service been continued. The parties acknowledge and agree that the purchase of the Software Subscription Service does not obligate Vendor to develop any future development or future release. BTE acknowledges and agrees that, with regard to any Product purchased under the Agreement, the lack of a future development, other than the Feature Enhancements, does not adversely affect BTE’s ability to benefit from the Product in a manner consistent with its intended use.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

E. Per Incident Services	[	**]
	[	**]

BTE must purchase the Technical Support Service to be eligible for Per Incident Services. BTE shall have the right to purchase Per Incident Services and Vendor will provide to BTE such services, pursuant to which BTE shall pay [**] of the then current Price for each module that is repaired by Vendor. If Vendor determines that a module cannot be repaired, Vendor shall notify BTE and BTE shall have the option to purchase a replacement module at the then current Price. Vendor shall not repair defects to a Product that are caused by abuse or improper use, improper maintenance repair except as provided by Vendor or its authorized Service agents, improper storage or by acts of nature or negligent handling. The parties further agree that Vendor shall not charge BTE for any module that is found to be no-trouble-found, provided the fault isolation process included analysis with Vendor Technical Support. If the module is returned without Vendor Technical Assistance and found to be NTF, Vendor will invoice BTE for all associated evaluation cost, not to exceed [**] for the applicable module. Each party shall be responsible for its respective shipping and insurance costs associated with the shipment of Product to the other party for purposes of the Per Incident Services.

B.3. EF&I Services

Vendor shall provide BTE with a [**] credit for EF&I Services which may be utilized by BTE against any invoices for EF&I Services performed by Vendor by December 31, 2005.

This unit based pricing matrix and scope of work covers the site surveys, engineering, furnishing of installation materials, installation, and test and turn-up services of Vendor Equipment for BTE. This estimate is for North America locations only.

Prices are budgetary and would vary with actual site conditions and work required, as well as the size of the network being deployed, and the schedule for the work.

Pricing for full EFI&T Services:	DTN		OTC
Site Survey and Engineering	[	**]	[	**]
Supply of Installation Materials	[	**]	[	**]
Including relay rack and power cable	[	**]
Materials Credit if relay rack exists on site	[	**]
Installation	[	**]	[	**]
Test & Turn-Up	[	**]	[	**]
Excluding BER Test	[	**]
	[	**]
BER Testing/Hrly	[	**]
Includes supply of test equipment

Delivery of equipment & materials to sites			[	**]
	[	**]	[	**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Notes to pricing:

1.	Horizontal fiber ducting requirement can vary significantly by site, and therefore are not quoted in these unit prices.

2.	Sales taxes are included in the above materials prices.

3.	Shipping costs are excluded and will be prepaid by Vendor and billed to BTE at actual cost.

Scope of Work

Pricing herein is based on supply of the following Services:

Engineering and Furnishing Services:

1.	Conduct a site survey to verify local conditions.

2.	Preparation of site survey report and site issues report.

3.	Specification and supply of installation materials, including:

a.	Equipment racks

b.	Rack mounting hardware and top support hardware

c.	Fuse panels for OTC sites

d.	Vertical fiber duct to connect existing horizontal duct to fiber management in new equipment rack.

e.	Power cable – 4 runs per network element—60 foot maximum length is assumed

f.	Ground cable for grounding of new rack to existing ground cable

g.	Power and ground lugs and terminations

h.	Fiber optic patch cables

i.	4 line fibers for amplifier sites

ii.	2 or 4 line fibers for each terminal shelf

i.	Miscellaneous cabling – alarms, synchronization, etc.

j.	Labeling materials

k.	Miscellaneous materials

4.	Preparation of detailed engineering package in mutually agreed upon format, including:

a.	Contact list and directions to site

b.	Site specific scope of work

c.	Installer work items and installation notes

d.	List of equipment and installation materials

e.	Floor plan drawing and rack elevation drawing

f.	Equipment shelf detail drawings

g.	Cable running lists – power, fiber, etc.

h.	Assignment information – power, fiber, etc.

5.	Preparation of final as-built drawings.

Logistics:

1.	Delivery of all equipment and materials from centralized staging area (assumed to be staged at terminal sites) to each ILA site.

2.	Warehousing/staging of equipment can be provided upon request.

Installation Services:

1.	Unpacking, inventory, and inspection of all equipment and installation materials, and reporting of shortages.

2.	Installation of one equipment rack at each site.

3.	Installation of fuse panel into new rack at OTC sites.

4.	Grounding of all new equipment racks to existing ground system.

5.	Installation of Infinera optical equipment shelves and amplifiers into equipment racks.

6.	Installation and termination of power cable (4 each) from customer BDFB to Infinera equipment shelves.

7.	Grounding of all new equipment shelves.

8.	Installation of vertical fiber duct from existing overhead duct to fiber management in bay.

9.	Installation of fiber optic patch cables from equipment to customer fiber patch panels.

10.	Labeling of all equipment racks, shelves, and cables as per Customer standards.

11.	Provide red-line of engineering specifications.

12.	Daily site clean-up and disposal of wastes.

13.	Supply of all required installation tools.

Testing Services:

1.	Verification of DC power and grounding.

2.	Unpacking, inventory, and inspection of plug in cards.

3.	Install and option all plug in cards.

4.	Cleaning and connection of all optical cables.

5.	Fiber insertion loss test on optical jumper cables.

6.	Equipment configuration and software provisioning.

7.	Stand alone equipment testing.

8.	Alarm verification testing.

9.	Perform BER Testing – 72 hour test per system is assumed.

10.	Provide hard copy and soft copy of test measurements/results.

11.	Provide all required test equipment.

12.	All testing to be in accordance with Infinera standard test procedures.

13.	Daily site clean-up and disposal of wastes.

Notes/Assumptions

1.	All overhead cable rack and horizontal fiber ducting is assumed to be existing.

2.	Adequate DC power capacity and power distribution positions equipped with fuse or breaker are assumed to be available.

3.	Adequate site grounding is assumed to be available.

4.	Fiber distribution panels are assumed to be existing.

5.	The sites are assumed to be accessible by standard vehicles.

6.	Adequate AC power will be available for powering the tools and test equipment.

7.	Reasonable site access will be made available for overtime (7 a.m. to 7 p.m.) and some weekend work.

8.	Non-Union labor is assumed. Union labor can be provided if required for certain sites, for an additional charge.

9.	RMA’s will be turned around with 24 hours, or spares will be provided for use during deployment.

10.	Optional fiber characterization services can be provided, including ORL, OTDR, PMD, and CD testing.

EXHIBIT 2.4 – FEATURE ENHANCEMENTS

The Parties acknowledge and agree that any future development information in this Agreement is provided for informational purposes only and any dates accompanying such future developments are provided as target dates only. The inclusion of such information and dates is in no event to be interpreted or construed as an obligation on the part of Vendor to provide such future developments, either in whole or in part, or to provide them in any particular manner or time frame.

[**]. The parties acknowledge and agree that any purchase of Product by BTE under this Agreement is not at any time coupled with or conditioned upon Vendor’s delivery of future developments and that there is no intention to require Vendor to provide future developments under this Agreement. BTE acknowledges and agrees that, with regard to any Product purchased under the Agreement, the lack of future developments does not adversely affect BTE’s ability to benefit from the Product in a manner consistent with its intended use. [**]. Further, BTE is not obligated to test or purchase any such future developments.

A.	LIST OF FEATURE ENHANCEMENTS:

[**]

B.	[**]

[**]

C.	FEATURE ENHANCEMENTS DELIVERY REQUIREMENTS

[**]

D.	FEATURE ENHANCEMENTS DESCRIPTION:

[**]

E.	SOFTWARE FOR FEATURE ENHANCEMENTS.

[**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 2.5 – EVALUATION AGREEMENT

Evaluation Agreement

This EVALUATION AGREEMENT (the “Agreement”) is dated as of                     , 200  , between                          a                  corporation (“Vendor”) and Level 3 Communications, LLC, a Delaware limited liability company (“Level 3”). The parties agree that the following terms and conditions will govern Level 3’s use of the Vendor Evaluation Product during the Evaluation Period, all as defined below.

“Evaluation Product” means the Vendor product(s) listed in Addendum A.

“Evaluation Period” means the period indicated on Addendum A, unless this Agreement is sooner terminated in accordance with Section 6 below.

1.	LICENSE GRANT. Subject to the terms of this Agreement, Vendor hereby grants to Level 3, and Level 3 hereby accepts, a non-exclusive, non-transferable, royalty-free license to use the Evaluation Product software and hardware solely in connection with the testing and evaluation of the Evaluation Product.

2.	TITLE. All right, title and interest in and to the Evaluation Product, including all intellectual property rights embodied therein, shall at all times remain vested in Vendor (or its licensors). Other than the express rights granted to Level 3 herein, no rights or licenses, express or implied, are granted to Level 3. Neither party will take any action inconsistent with the other’s proprietary rights.

3.	VENDOR OBLIGATIONS.

A.	Vendor will provide to Level 3 the services described on Addendum A during the Evaluation Period. Additional services are available at mutually agreeable rates.

B.	Vendor shall be responsible for and bear all expenses relating to the shipment, installation and maintenance of the Evaluation Product at Level 3’s site during the Evaluation Period.

C.	Vendor shall provide all Vendor Evaluation Product hardware and software components.

4.	LEVEL 3’S OBLIGATIONS.

A.	Level 3 shall provide one or more sites for Evaluation Product installation. Level 3 shall ensure Vendor personnel reasonably prompt access to Level 3’s site and the Evaluation Product for installation, service and support purposes.

B.	Level 3 shall provide and be responsible for any hardware and software other than the Evaluation Product, unless otherwise agreed by the parties.

C.	Level 3 shall be responsible to Vendor for the replacement cost of the Evaluation Product in the event of any damage (normal wear and tear excepted) or loss (including theft) to the Evaluation Product while at Level 3’s premises due to Level 3’s negligence or misconduct.

5.	RESTRICTIONS.

A.	Level 3 may make a reasonable number of copies of the Evaluation Product software in machine-readable form for its use in accordance with this Agreement and for backup purposes.

B.

Level 3 shall not sell, distribute, assign, move or otherwise transfer the Evaluation Product to any third party. Except as expressly set forth herein or otherwise authorized by Vendor, Level 3 shall not use, copy or modify the Evaluation Product. If Level 3 violates the terms of this Section 5(b) (except to a successor in interest of Level 3’s business that assumes all of Level 3’s obligations with respect to the Evaluation Products), Level 3’s rights in the Evaluation Products may be terminated by Vendor.

C.	Unless Level 3 is entitled to receive the source code format of the Evaluation Product software, under no circumstances may Level 3 attempt to create or permit others to attempt to create, by reverse-compiling or reverse assembling or otherwise, any part of the source programs from the object programs or other information provided to Level 3 by Vendor.

D.	Level 3 shall reproduce in all copies of the Evaluation Product software made by Level 3, and in any adaptations thereof, the copyright notice(s) and proprietary legend(s) of Vendor or its licensors.

6.	EXPIRATION. At the expiration of the Evaluation Period, Level 3 will either purchase the Evaluation Product from Vendor or return the Evaluation Product to Vendor, at Vendor’s expense, within a reasonable period of time, not to exceed 30 days. This Agreement may be terminated at any time upon mutual agreement of the parties. Upon expiration or termination of this Agreement for any reason, Level 3’s license to use the Evaluation Product shall immediately terminate.

7.	INDEMNITY.

A.	Vendor shall defend, indemnify and hold harmless Level 3 from and against any and all claims, suits, liabilities, expenses, attorney’s fees or damages (collectively “Claims”) for any alleged or actual infringement or violation of any copyright, patent or patented right, or other intellectual or proprietary rights arising in connection with this Agreement and any act or omission hereunder;

B.	Each party shall defend, indemnify and hold harmless the other party from and against any and all Claims respecting property, including loss of use thereof, injuries to persons, including death, and from any other Claims on account of acts or omissions of such party under this Agreement, or any of its subcontractors, suppliers, officers, agents, employees or servants. A party’s obligation hereunder shall not be limited by the provisions of any workers’ compensation act or similar statute.

8.	DISCLAIMER AND LIMITATIONS OF LIABILITY. VENDOR DOES NOT WARRANT THAT THE EVALUATION PRODUCT WILL MEET LEVEL 3’s REQUIREMENTS, THAT OPERATION OF THE EVALUATION PRODUCT WILL BE UNINTERRUPTED OR ERROR FREE, OR THAT DEFECTS WILL BE CORRECTED. EXCEPT FOR A VIOLATION OF A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER SECTION 9, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING ANY LOST BUSINESS PROFITS) ARISING IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH LIABILITY IS BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHERWISE. THIS EXCLUSION SHALL APPLY EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.	MISCELLANEOUS. Information regarding the transactions contemplated by this Agreement is subject to the Non-Disclosure Agreement between Level 3 and Vendor dated , 200 . This Agreement constitutes the entire agreement between the parties relating to the subject matter herein, superseding all other oral or written representations, understandings, proposals or prior agreements, and may only be modified in writing, signed by an authorized representative of each party. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

LEVEL 3 COMMUNICATIONS, LLC	[VENDOR NAME]

By:	By:

Name:	Name:

Title:	Title:

ADDENDUM A

[LIST :

1.	EVALUATION PRODUCT

2.	EVALUATION PERIOD

3.	EVALUATION SERVICES]

EXHIBIT 2.6 – CODING AND SCHEMATICS

Where applicable, the following coding and schematics shall be provided with Equipment purchase under this Agreement:

Visio Templates. Visio templates as mutually agreed by the parties shall be provided for all Equipment.

CAD (Computer Automated Drafting) Drawings. AutoCAD version 2000i (or later) drawings shall be available to BTE upon request as mutually agreed by the parties.

Bar Coding. Vendor shall affix to all Equipment that have serial numbers the appropriate Common Language Equipment Identification (CLEI) supplier part number and serial number bar codes as defined in Bellcore documents as follows:

GR-383-CORE: Generic Requirements for COMMON LANGUAGES Bar Code Labels

GR-485-CORE: COMMON LANGUAGE Equipment Coding Processes and Guidelines Generic Requirements

GR-209-CORE: Generic Requirements for Product Change Notices

Additionally, Vendor shall affix the above referenced supplier part number and serial number bar codes to the outer shipping containers and the packing or shipping list of all Equipment shipped. The parties acknowledge and agree that Vendor product labels with the serial number barcode is located on the base plate of Vendor’s product, and Vendor does not provide bar codes to shipping lists or packing lists.

Escalation List. Vendor shall provide BTE a pre-sales and a post-sales escalation list.

EXHIBIT 2.8 — TRANSFER OF KNOW-HOW

Vendor’s transfer of know-how shall include information, documentation, executables, tools and other materials regarding or relating to the following:

(a) All available file and data definitions and relationships, regression test cases, data models, published APIs, screen displays and report layouts, reference manuals, user and operating guides and manuals, functional specifications, relating to the Products and custom programming, in both paper and electronic form;

(b) All available utilities, diagnostic programs and related documentation utilized by Vendor in the support and maintenance of the Products;

(c) All security requirements, methodologies and tools to prevent or detect unauthorized access to the Products;

(d) All installation and maintenance of security tools;

(e) Definition and documentation of Product performance metrics and alarms;

(f) Product management and troubleshooting, including how to install and utilize management and remote troubleshooting tools, alarms, operational measurements;

(g) Maximizing the use of the Products to perform key operational functions including, without limitation, data backups, program downloads and security checks and how to automate such functions to minimize manual intervention (including protocols/published APIs to interface with such functions as provisioning, configuration management, billing record generation, accounting, record generation) and custom APIs;

(h) All available Documentation of published APIs;

(i) The implementation of: (1) the Products; and (2) Maintenance Releases; and (3) all interfaces between and among the Products and Maintenance Releases;

(j) Generally available Maintenance Releases to the Products;

(k) How user set parameters (and combinations of parameters) impact performance and operations of (1) traffic management, (2) workload balancing, (3) capacity planning, (4) routing and (5) overall network and system performance analysis mechanisms supplied in the system;

(l) Any and all updated, changed or revised policies, practices, procedures, processes and/or techniques with respect to the knowledge transferred to BTE hereunder;

(m) Install Documentation for Products, including preparations, install process steps, error situations and resolution, validation of correct installation. Process for backing out installed Products and reversion to previous version, including preparation steps, execution and troubleshooting, validation of integrity of re-installed product/environment;

(n) Failover documentation, including (1) conditions that trigger failover; (2) data/integrity considerations and remedial actions to detect and correct them; (3) methods to induce failover scenarios; and (4) failure modes document; and

(o) Documentation of all Craft, MML, API interfaces supporting data introduction to operate the system, including functions of: provisioning; configuration management; network monitoring; control; billing and accounting interfaces, operational measurements, alarms, metrics, or other operational processes.

EXHIBIT 4.1 — STATEMENT OF WORK FORMAT

A.	Introduction and Scope of Project

B.	Project Plan

C.	Milestone Event Dates

(i)	Critical Milestones

(ii)	Other Milestones

D.	Dates for Completion of Deliverables

(i)	Material Deliverables

(ii)	Other Deliverables

E.	Payment Terms

(i)	Time and Materials (Choose as applicable)

•	Fee Cap Amount

•	Hourly Rates

•	Materials Estimate

•	Fee Estimate and Expense Estimate for Project (not to be exceeded without further authorization from BTE)

(ii)	Fixed Fee (Choose as applicable)

•	Firm Fixed Price (inclusive of all labor, materials and expenses)

•	Fixed Fee Amount with Reimbursables (specify if expenses or other costs not included)

•	If Expenses Not Included, Expense Estimate for Project

F.	Office Space, Equipment & Supplies (To Be Provided by BTE)

G.	Designated Project Managers

H.	Assigned Personnel

I.	Progress Reports

J.	BTE Responsibilities (if any)

K.	Assumptions

L.	Acceptance Testing/Test Plan

M.	Billing Schedule

EXHIBIT 4.2 —TRAVEL AND OUT-OF-POCKET EXPENSE POLICY

1. Introduction

Travel and related expenses represent a significant controllable expense with respect to the operations of BTE Equipment, LLC (“BTE”). If and as authorized in the applicable master agreement between the parties (the “Agreement”), this Travel And Out-Of-Pocket Expense Policy (the “Policy”) shall serve as the basis for reimbursement of reasonable expenses incurred by Vendor employees in the performance of Services for BTE. Exceptions to this Policy must be approved in writing by the authorized BTE manager in advance of incurring the expense. BTE reserves the right to revise this Policy from time to time.

2. Definitions

For purposes of this Policy, the following definitions apply:

(1) “Assignment” means the length of time an individual is required to work at a BTE site. Use of individual(s) on concurrent tasks/subcontracts shall be considered as one assignment if a break of less than two weeks occurs. Replacement of individuals based on personal or business requirements shall be interpreted as though the same individual was assigned. Example: Employee A fills a Services requirement for 45 days. Employee B replaces A and performs an additional 50 days. Total of this assignment is 95 days. As an exception, when an employee resignation occurs which is outside the control of Vendor, the replacement employee may be treated as starting a new assignment.

(2) “Local Employee” means an employee whose residence or Primary Work Site is within a radius of 85 miles of a BTE site.

(3) “Travel Expenses” means actual costs for lodging, meals and incidental expenses.

(4) “Primary Work Site” means the place where the majority of the employee’s work time is spent, or the place where the employee returns during working hours upon completions of special assignments1.

(5) “Days” means calendar days.

3. Applicability

Reimbursement for Travel Expenses, as contained herein, shall be made for those designated and authorized employees of Vendor performing Services who are non-Local Employees during the period of their Assignment to perform Services. Vendor shall pay for all Travel Expenses, subject to reimbursement by BTE in accordance with the Agreement and this Policy. Travel Expenses incurred outside of the scope of the Vendor employee’s Services will be denied. This includes, but is not limited to, Travel Expenses incurred:

(i)	Prior to the execution of the Agreement (unless otherwise approved in writing);

(ii)	After termination of the Agreement or applicable Statement of Work;

(iii)	At a location not included in the Agreement of applicable Statement of Work;

(iv)	During the Term of the Agreement, but not authorized by the BTE manager, if such prior authorization is required;

(v)	Travel Expenses in excess of those allowed under this Policy;

(vi)	Travel Expenses incurred for reasons not directly related to the Services.

Only those Travel Expenses which are ordinary and necessary to accomplish the purpose of the business trip are eligible for reimbursement. Entertainment expenses, including alcohol, are not reimbursable. Income and other taxes related to the services provided by Vendor’s employee are not eligible for reimbursement. Vendor will be responsible for all unapproved Travel Expenses.

At the request of BTE, Vendors shall certify, in writing, the place of residence for any Vendor employee. Completed certifications shall be submitted to BTE and Vendor shall maintain a copy of the certification.

IF REQUESTED, BTE WILL NOT REIMBURSE TRAVEL RELATED EXPENSES UNTIL A PROPERLY EXECUTED CERTIFICATE OF RESIDENCE IS PROVIDED.

4. Lodging, Meal and Incidental Expenses

(A) For travel to a BTE site within the continental 48 United States:

(i) For assignments of 90 days or less, costs incurred for Travel Expenses shall be reimbursed only to the extent that they do not exceed, on a daily basis, the maximum established in the General Services Administration Federal Travel Regulation Maximum Per Diem Rates for travel in the continental 48 United States (http://policyworks.gov/org/main/mt/homepage/mtt/perdiem/perd02d.html). The daily Travel Expense allowance is for lodging, meals and all fees and tips to waiters, porters, baggage handlers, and other hotel employees. Expenses for entertainment and personal convenience items such as alcohol, in-room movies, reading material and clothing are not reimbursed. Vendor shall not “host” dinners or events for BTE employees and thereafter seek reimbursement from BTE. “Hosting” costs shall be Vendor’s responsibility.

(ii) Local Employees of Vendor are not entitled to reimbursement for Travel Expenses.

(iii) Travel Expenses covering any vacation period(s) taken in conjunction with travel (including weekends or holidays taken in conjunction with vacation), and the periods covering return trips to the employee’s place of residence or Primary Work Site, are not reimbursable.

(B) Costs incurred for Travel Expenses for destinations outside of the continental 48 United States shall be reimbursed only to the extent that they do not exceed, on a daily basis, the maximum per diem rates in effect at the time of travel, as set forth in the:

(i) For travel in Alaska, Hawaii, the Commonwealth of Puerto Rico, and territories and possessions of the United States, the amounts set forth in the Joint Travel Regulations, Volume 2, Appendix A, (http://www.dtic.mil/perdiem/opdrform.html);.

(ii) For travel in foreign destinations not covered in part (i) above, the amounts published in the U.S. Department of State Maximum Travel Per Diem Allowances for Foreign Areas (http://www.state.gov/m/a/als/prdm/).

5. Air Travel

Coach/economy class for domestic and international travel. Airfare reimbursement shall not exceed the lowest commercial discount airfare or customary standard airfare (coach or equivalent), except when such accommodations are not reasonably available.

Business-class travel MAY be approved in writing in advance by the responsible BTE manager if the following circumstances exist:

(i)	No other class of service is provided on regularly scheduled flights between origin and destination;

(ii)	No space is available in coach class in time to meet the planned travel, which is urgent and cannot be postponed;

(iii)	Use of business class is required to accommodate a disability or special medical need;

(iv)	Coach class on an authorized foreign carrier does not provide adequate sanitation or health standards;

(v)	There is an overall savings (subsistence costs, overtime, lost productive time) compared to waiting for coach class.

Travel schedules shall not include return trips for convenience unless approved by BTE in advance.

6. Rental Cars

Cost of local transportation by rented car shall be allowed for business related travel, including travel to and from the airport. Rental cars shall be limited to automobiles in the economy (E) and midsize (M) categories. Rental car usage will be authorized as follows: economy size for two or less travelers (for every 2 travelers, 1 car); one midsize for three or more travelers (for every 3 travelers, 1 car). Examples: 5 travelers, 1 midsize and 1 economy size car; 6 travelers, 2 midsize cars. Receipts are required for reimbursement.

7. Personal Cars

Local and non-local employees require prior written authorization from BTE to utilize their personal automobiles in connection with business travel under the Subcontract. Personal automobile use will be reimbursed at the rate specified in the current Internal Revenue Service guidelines per mile for travel directly related to performance of the Services, except that daily local mileage (back and forth to work) shall not be compensated.

8. Return Trips to Residence

For assignments of forty-five (45) days or longer, each Vendor employee is entitled to receive reimbursement for travel costs covering a trip to their residence. Reimbursement shall be limited to payment for one trip every 30 days and to transportation costs only. The initial return trip shall not be made until the employee has been at the assignment for at least 25 days, unless authorized by BTE in advance.

9. Receipts/Itemizing Expenditures

Travel expense accounts shall be submitted, with copies of all receipts for expenses over $25.00, itemizing expenditures for which reimbursement is requested. Reimbursement for gasoline for rental cars is not made for local travel while at the assignment. An original or legible photocopy of receipt shall be maintained by Vendor for audit purposes.

10. Apportionment

Where Vendor employees visit more than one client on the same trip, the expenses incurred are apportioned in relation to time spent with each client.

EXHIBIT 4.15 — BACKGROUND CERTIFICATION

Vendor hereby certifies that with respect to any employee, agent, representative or subcontractor (“Vendor-Employee”) requiring unescorted access to a BTE facility or BTE network, Vendor shall have conducted a background investigation that meets the specified requirements.

Vendor must conduct a background investigation for each Vendor-Employee requiring unescorted access to a BTE facility or access to the BTE network sufficient to demonstrate compliance with the following requirements, as applicable:

[**]

In addition, Vendor-Employee must possess the education and/or applicable professional license and related professional certificates commensurate with the position. Upon request, Vendor shall demonstrate compliance with this requirement as applicable to the nature of the services to be offered by Vendor-Employee. [**].

In the event that Vendor-Employee does not meet the requirements of the background investigation, but Vendor has a reasonable belief that extenuating circumstances exist which require or demonstrate that Vendor-Employee should be granted Unescorted Access Authorization, Vendor shall obtain a written release executed by Vendor-Employee and deliver a copy of the same to BTE prior to discussing such circumstances with the designated BTE manager and the Vice President, Global Security. BTE shall, in its sole discretion, determine whether the circumstances justify an exception to the requirements allowing Vendor-Employee unescorted access authorization.

Upon request, Vendor shall provide BTE with adequate proof of its compliance with the above standards. Notwithstanding anything in the Agreement to the contrary, Vendor shall indemnify BTE for any Claims arising in connection with this Certification and any act or omission hereunder.

IN WITNESS WHEREOF, Vendor has executed this Certification by its proper officer or other authorized representative.

VENDOR

By:

Name:

Title:

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1 TO EXHIBIT 4.15—REQUEST FOR UNESCORTED ACCESS AUTHORIZATION

Vendor Should Complete All Information In Section I And Submit To The Responsible BTE Manager For Completion of Section II

SECTION I (TO BE COMPLETED BY VENDOR FOR EACH VENDOR-EMPLOYEE)

Vendor Name:

Vendor-Employee Name and Title (Print):

Describe Services To Be Rendered by Vendor-Employee:

The individual named above meets the requirements, including the background investigation requirements, set forth in the Vendor Security Standard. The individual named above is aware of the requirements for security and conduct and understands and agrees to comply with those requirements as defined in the Vendor Security Standard while present upon BTE property. I am duly authorized by Vendor to sign this form on behalf of Vendor.

MUST BE SIGNED BY RESPONSIBLE VENDOR MANAGER

Printed Name and Title/Signature	Date	Phone

SECTION II (TO BE COMPLETED BY RESPONSIBLE BTE MANAGER)

Name of Responsible BTE Manager:

Agreement/PO #:	Contract #:	Sub-Contract #:

Date Unescorted Access Authorization is to be: Activated:	Terminated:

Days of the Week that Unescorted Access Authorization is required:     S     M     T     W     TH     F     S

Facilities/Areas/Networks and Hours for Unescorted Access Authorization (Check All That Apply):

Hours:    ☐   Business Hours    ☐  24x7

Type of Facility:    ☐  Interlocken    ☐  Gateway    ☐  ILA Site    ☐  3R Site    ☐  D-Node    ☐  Other

Location of Facility:

Access Limited to Which Areas/Buildings:

VERIFICATION:

I certify, as the responsible BTE manager, that the above-indicated Vendor-Employee requires Unescorted Access Authorization to perform a necessary labor Service Function (as defined in Global Security Policy 04) for BTE. I further certify that the areas and access being requested are necessary for completion of the assigned task. I understand that if the Vendor-Employee is not providing a labor Service Function, I must hold a title of Vice-President or higher to authorize the Unescorted Access Authorization for the Vendor-Employee.

BTE Manager	(Printed Name and Title/Signature)	Dept. Number	Phone

EXHIBIT 5.1 — MAINTENANCE AND SUPPORT

5.1 Scope of Services. Vendor shall provide the following Maintenance and Support Services to BTE for the Licensed Software and where applicable, Equipment. If specifically provided in an applicable Statement of Work, these Services shall also be provided for in any Developed Software:

5.1.1 Maintenance Releases and New Features. Under Vendor’s Support Maintenance Agreement, Vendor will provide to BTE: (a) all Maintenance Releases, including but not limited to bug fixes necessary to operate the Software on the current versions of the Equipment manufacturer(s)’ operating system Software and all Maintenance Releases necessary to maintain compatibility with all embedded third party software. Vendor shall provide such Maintenance Releases as part of Vendor’s general release of Software and when the first twenty percent (20%) of Vendor’s customers receive such Maintenance Release; provided, however, that BTE shall have the right to remain on any integer release of the Software for the longer of [**]. Except as specifically detailed in Exhibit 2.4, Feature Enhancements, Vendor shall develop all Maintenance Releases and new releases of Licensed Software so as to maintain compatibility with the existing Product operating platform and without requirement for any additional hardware for implementation. Upon completion of installation of any Maintenance Release, Vendor shall warrant the operation and functionality of the Software, in accordance with the balance of the Product Performance Warranty Period for the Product as set forth in the terms set forth in Article 11, Warranties, and shall provide all Service and Maintenance and Support Services for such Maintenance Release as set forth in the Agreement.

5.1.2 Mandatory Modifications. Mandatory modifications to the Products shall be provided by Vendor, at no additional cost to BTE (beyond any Maintenance and Support Services fees), whenever such modifications are mandated or required to meet modifications are mandated or required to meet all federal and state governmental requirements, statutes, ordinances, edicts, rules, guidelines or standards related to BTE’s use of Vendor Products including, without limitation, all mandatory standards established by committees, agencies or other standard-setting organizations implementing regulatory requirements, policies or operating standards adopted by the telecommunications industry and any other such modifications or changes that may be required to meet the then-current industry-accepted specifications or standards for third party Software with which the Software interfaces and all federal, state and regulatory requirements that relate to BTE’s use of the Software (collectively, “Mandatory Modifications”). On or before the date on which BTE is required to comply with such Mandatory Modifications, Vendor shall provide to BTE all such Mandatory Modifications. Following installation of such Mandatory Modifications Vendor shall provide all Maintenance and Support Services for such Mandatory Modifications under the Agreement.

5.1.3 Obligation to Generally Improve the Software. Vendor agrees that it will generally enhance and improve the Software solely by providing Maintenance Releases for as long as BTE elects to receive and pays for Maintenance and Support Services for such Software, however this obligation does not apply to Vendor’s obsolete revisions.

5.1.4 Internet Support. Commencing in August 2005, Vendor shall provide internet support to BTE twenty-four (24) hours per day, seven (7) days per week.

5.1.5 Software Information Network. Vendor shall provide BTE notice of all errors known to Vendor promptly upon discovery by Vendor. BTE shall have on-line access to Vendor’s Product information network, if any, for on-line Product information and questions. Vendor shall provide to BTE a telephone number for purposes of accessing Vendor’s Product information network. BTE shall not be charged an access fee to such network, but BTE shall be responsible for any connect-time charges to the public telecommunications carrier.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.1.6 Documentation. Vendor shall provide any and all updated Documentation for any Product provided to BTE in accordance with the Agreement as such Documentation is generally released, or more frequently if significant errors and/or discrepancies are discovered in such Documentation.

5.1.7 Telephone Hotline. Vendor shall continuously (twenty-four (24) hours per day, seven (7) days per week) provide a telephone number for BTE personnel to call for all purposes regarding Maintenance and Support Services for the Products. Vendor shall provide a named support person(s) familiar with the BTE network and architecture to answer all calls for support.

5.1.8 Maintenance and Support Tracking System and Notifications. Vendor shall maintain a current record of BTE’s Maintenance and Support Services history for all Products. Vendor shall provide the notifications for Equipment and Software for urgent product warnings, system alert notices, product change notices and product information bulletins along with any bulletin regarding operations, maintenance, administrative, provisioning issues, and technical recommendations. All notices shall be published in accordance with GR-209-CORE, Generic Requirements for Product Change Notices, Issue 4, October, 2002, and TCIF-99-010, Product Change Administration Guidelines, August, 1999, and will be made available via a BTE accessible web portal.

5.1.9 Return to Factory Equipment Maintenance. Vendor shall provide replacement parts within thirty (30) days of Vendor’s receipt of the failed Product part. Vendor shall provide replacement parts in advance of BTE’s shipment of the non-conforming part to Vendor. All repaired and replaced parts shall be shipped pre-loaded with the current version of the Software used by BTE. BTE will comply with Vendor’s reasonable procedures regarding return shipment of the non-conforming part. In the event that BTE experiences a critical need for replacement Product or parts, Vendor agrees to use all commercially reasonable efforts to locate and ship Product to BTE within a twenty-four hour period, or as soon as practicable, for the period of time required by BTE to address the emergency situation.

5.1.10 On-Site Support. Vendor agrees to provide a resident engineer for on-site support at no additional cost to BTE for a period commencing on July 1, 2005 through December 31, 2005 at BTE’s Broomfield headquarters. Vendor intends to provide reasonable on-site support at BTE’s headquarters in London, England, commensurate with BTE’s purchase of Product for installation in the European Union.

5.2	Service Escalation Procedures.

5.2.1 Defect Severity Levels. Defects (classified as Catastrophic, Critical, Major, or Minor defects) for all Products are defined in this Section. The classification and reclassification of the defect level shall be at the reasonable discretion of BTE; provided, however, that such classifications and reclassifications shall be in accordance with the definitions set forth in this Section. In the event a defect is reclassified to a higher severity level by BTE, the Service Restoration time period shall begin at the time the defect is reclassified.

(a) Catastrophic Defects. “Catastrophic Defects” means conditions under which the Product is inoperative and BTE’s inability to use the Product creates an emergency situation with respect to BTE’s business operations. This condition generally is characterized by a loss of network connectivity or service affecting a major customer or multiple other customers due to Product failure and requires immediate restoration or correction.

(b) Critical Defects. “Critical Defects” means conditions under which the Product is partially inoperative, still usable by BTE, but creates a critical situation with respect to BTE’s business operations. The inoperative portion of the Product severely restricts BTE’s operations.

(c) Major Defects. “Major Defects” means conditions under which the Product is usable by BTE, with limited functions, but creates a manageable situation with respect to BTE’s business operations. The condition is not critical to overall BTE operations and does not severely restrict such operations.

(d) Minor Defects. “Minor Defects” means conditions under which the Product is usable and the condition does not adversely affect BTE’s operations. These problems are those resulting in a minor failure that is cosmetic or de minimis in nature.

5.2.2 Initial Response; Service Restoration; Defect Resolution. With respect to the terms utilized in the table below, the following definitions shall apply:

“Defect Resolution” is the time elapsed from BTE’s report of a defect to the time Vendor provides a final correction or modification of the Product that corrects the root cause of the defect.

“Initial Response” means the time it takes from BTE’s initial report of the defect until BTE speaks with the appropriate Vendor subject matter expert as set forth in the escalation table under Section 5.2.3 herein. The measurement of Initial Response time does not apply when a BTE call is related to a previously reported defect.

“Service Restoration” means the time it takes Vendor to apply a functional resolution to the reported defect, meaning Vendor provides BTE with a temporary fix or workaround that solves a reported defect and that can be used by BTE with minimal inconvenience and minimal impact on BTE’s business operations.

Vendor shall exercise its best, continuous and uninterrupted efforts, twenty-four (24) hours a day, seven (7) days a week, to achieve Service Restoration for any Catastrophic Defects and Critical Defects as soon as possible after reported by BTE with a quarterly non-binding target of mean time to restore of one (1) hour. Without limiting the generality of the foregoing, the parties agree that the time frames for Initial Response, Service Restoration and Defect Resolution set forth in the following table represent the outside time limit for Initial Response, Service Restoration and Defect Resolution and that BTE expects Vendor to achieve time frames that are better than the time frames set forth below.

Severity Level	Initial Response	Service Restoration/ Work Around	Defect Resolution
Catastrophic Defect[1]	[**]	[**]	[**]
Critical Defect[1]	[**]	[**]	[**]
Major Defect	[**]	[**]	[**]
Minor Defect	[**]	[**]	[**]

[1]	With respect to all Catastrophic and Critical Defects, Vendor shall provide hourly status updates to BTE until Service Restoration has been achieved.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.2.3 Escalation of Unresolved Defects Within Vendor. For all defects reported by BTE, BTE shall have the right to require Vendor to escalate BTE’s defect to the next appropriate tier in the applicable Vendor support organization. Such escalation is not intended to and shall not diminish Vendor’s obligations to restore and resolve defects within the applicable time frames. In addition, Vendor shall observe the following management notification procedures with respect to all unrestored Catastrophic Defects and Critical Defects:

(a) Service Interruption. Upon BTE’s report to Vendor of the existence of a Catastrophic Defect, Vendor shall notify Vendor’s Tier 3 Support via a Vendor technical support engineer and any additional Vendor personnel as needed by Product. If Service Restoration with respect to a Catastrophic Defect has not been achieved within thirty (30) minutes after the defect is reported by BTE to a Vendor technical support manager, as applicable, Vendor shall notify the appropriate Vendor supervisory management of the unrestored condition. If Service Restoration has not been achieved within one (1) hour after the defect is reported, the next higher level of Vendor supervisory management shall be notified of the unresolved condition.

(b) Extended Service Interruption. Upon the occurrence of an Catastrophic Defect that: (i) affects multiple customers and Service Restoration has not been achieved within thirty (30) minutes following BTE’s report to Vendor of such Catastrophic Defect; or (ii) affects special facilities, such as 911, governmental facilities, military, commercial airports, etc.; or (iii) includes media involvement (an “Extended Service Interruption” or “ESI”), then in addition to the Vendor personnel identified in subsection (a) above, Vendor shall notify Vendor’s Vice President of Service and Support and the Vice President of Hardware Engineering or Vice President of Software Engineering, depending on the nature of the defect, as applicable. Such notification shall be made by means of Vendor’s call center via telephone, facsimile or e-mail commencing within sixty (60) minutes following BTE’s report to Vendor of the Catastrophic Defect and concluding within thirty (30) minutes thereafter.

(c) Critical Defects. If Service Restoration with respect to a Critical Defect has not been achieved within one (1) hour after the defect is reported by BTE to Vice President of Operations, as applicable, Vendor shall notify the appropriate Vendor supervisory management of the unrestored condition.

Technical and management escalation contact information for the persons set forth in this Section are as follows:

Level	Name	Position	Phone #	Pager	Email

Tier3 Support	24/7 TAC	Technical Support Engineer	[**]	n.a. (blackberry)	[**]

Technical Support Manager	Steve Armstrong	Manager, Service and Support	[**]	n.a. (blackberry)	[**]

VP, Service and Support	Lonny Orona	Vice President, Service and Support	[**]	n.a. (blackberry)	[**]

5.2.4 Measurement of Response, Restoration and Resolution of Defects. On a quarterly basis, Vendor shall provide to BTE a report that summarizes the percentage of defects responded to, restored and resolved within the time frames specified in this Section 5.2.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.2.5 Reviews. As part of its ongoing Maintenance and Support Services, Vendor shall provide the following:

(a) Operational reviews and service reports within mutually agreed to time frames (but no less than quarterly), which reports shall include, without limitation: (i) a detailed summary and status of all defects reported by BTE; (ii) the number of remote accesses by Vendor into BTE’s systems; (iii) the number of Maintenance and Support Services-related on-site visits; and (iv) Maintenance Releases sent and applied to Products; (v) analysis of hardware and Software release schedules, and (vi) an analysis of RMA requests and fulfillment of same by Vendor; and

(b) Access to any performance evaluation or troubleshooting Software, tools or utilities that are generally available to Vendor’s customers to aid BTE in monitoring Product usage and projecting resource needs.

5.2.6	Failure to Meet Service Restoration Response Times. [**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Vendor shall not be responsible, nor will liquidated damages apply, if a failure to meet the Service Restoration response time for Catastrophic and Critical Defects is due to the Vendor’s operator error (including, without limitation, lack of fiber cleaning procedures, improper ESD procedures, non-supported hardware or software configurations, unavailable spare parts unless caused by Vendor’s failure, unavailable BTE technicians to support remote inquiries, or inability to access a network element), or if such failure was due to a facility power issue, Force Majeure or other item beyond the control of Vendor. The liquidated damages calculation shall exclude any amounts related to Products used by BTE for spares or Products that have not reached Acceptance.

BTE may elect to acquire liquidated damages through application of credit off future purchases or, at BTE’s option, through payment by Vendor in immediately available funds.

5.2.7 Failure to Meet Return to Factory. [**]

[**]

5.2.8 MTBF. The parties agree that if the mean time between failures (“MTBF”) measured on Vendor’s Equipment is less than the MTBF set forth in the Documentation (over a statistically relevant sample size of Vendor’s Equipment), BTE shall so notify Vendor (“MTBF Notification”). Upon receipt of the MTBF Notification, Vendor shall promptly conduct a root cause analysis of the issue and shall take all appropriate remedies to rectify such deviation. [**].

5.2.9 Information Requests. In the event Vendor requests any Software dumps, tapes, logs or any other documentation from BTE to resolve a reported problem, such documentation shall be forwarded through electronic means (email or ftp) or by overnight courier at Vendor’s expense if electronic means are not available.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 5.4 – TRAINING REQUIREMENTS

Vendor

Training Course Overview

Training Courses

Vendor offers customer-training courses on the Digital Transport Network Product Overview, Turn Up and Test, OAM&P. All of the following courses are based on course training at a location and site reasonably selected by BTE which may include Vendor’s facility in Sunnyvale California. Additional costs for travel expenses and time will be added to any training at BTE’s site (unless otherwise specified in this Agreement) and will be mutually agreed by Vendor and BTE.

Infinera DTN Product Overview – (1 Day)

Digital Transport Network (DTN) Product Overview – (1 Day) Course will provide overview of Infinera Digital Optical Network® architecture, network applications, and product description. This will cover DTN and Optical Line Amplifier system architecture, hardware overview, signal flow, and an architectural, feature and capabilities overview of the MPower Graphical Node Manager (GNM) and MPower Element Management System (EMS).

DTN Turn Up and Test (4 Days)

This course will provide an overview of procedures to commission a Digital Transport Chassis (DTC) and an Optical Transport Chassis (OTC). This will include Commissioning a Gateway Network Element (GNE), Commissioning a Sub Network Element (SNE), Provisioning the Optical Supervisory Channel (OSC), Fibering a digital span, Provisioning a circuit, and interpreting alarms

DTN OAM&P (4 Days)

Course will provide overview of procedures for operations, administration, maintenance, and provisioning of the DTN and Optical Line Amplifier. This will include use of the MPower GNM, alarm descriptions, troubleshooting, circuit pack configuration, querying and provisioning a working network element, understand performance monitoring and alarm clearing techniques, and an overview of test equipment.

MPower EMS (3 Days)

Course will provide overview of procedures for operations, administration, maintenance, and provisioning of the DTN and Optical Line Amplifier from a network view. This will include use of the MPower EMS, alarm descriptions, network troubleshooting, circuit pack configuration, querying and provisioning a working network, understand performance monitoring and alarm clearing techniques, and an overview of test equipment.

EXHIBIT 5.5 – SPARE EQUIPMENT

SPARING REQUIREMENT:

Subject to the Commitment, the parties agree that Vendor shall provide all active, non-redundant, field replaceable Equipment for network sparing (“Spares”) for all routes for which BTE submits Procurement Documents to Vendor (with specified Delivery Dates within the established lead times under Article 8) by [**]. For purposes of this section the parties agree that MCMs, OMMs, Fan trays, power entry modules, OTCs, DTCs, DCM, Air Filters, Blanks, doors, and alarm panels shall not be considered Spares. [**]. For Procurement Documents specifying Spares, the parties agree that Vendor and BTE will mutually agree on the Spares required for the Equipment being purchased by BTE based on the Spares Formula (set forth below). Concurrent with the shipment of the Equipment corresponding to a Procurement Document, Vendor agrees to deliver to the BTE sparing depot agreed by the parties (each a “Spares Depots”) the corresponding Spares. [**].

The Parties agree that the total Price of Spares [**] shall not exceed [**] U.S. Dollars ([**]) (the “Maximum Spares”). [**].

Spares Formula:

[**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 5.6 – LAB EQUIPMENT

With respect to lab gear, the parties agree as follows:

☐ BTE shall be able to keep the approximately [**], as specified on the attached Schedule 5.6A, of Equipment currently in BTE’s Broomfield Colorado, [**].

☐ Vendor shall provide BTE with Product credits for the purchase of additional lab Equipment at the [**], subject to a maximum additional credit of [**].

☐ BTE will be allowed an advancement of Product credits for purchase of lab Equipment up to a cumulative [**].

☐ Prices set forth in this Agreement will apply for all Equipment ordered by BTE exceeding the available Product credits

☐ Product credits specified in this Exhibit may be applied up to [**].

☐ [**].

☐ All lab Equipment shall be supported under the current Maintenance and Support Services in effect for BTE’s network deployment of Equipment [**].

☐ Vendor shall provide changes to lab Equipment and Equipment retrofits to support any Software Enhancements [**]

☐ [**].

☐ [**].

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 5.6A – INITIAL LAB EQUIPMENT LIST

Qty	Product Code	Description	Unit Price	Ext Price

Configured System Hardware and NE Software

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

		[**]		[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

			[**]	[**]

		[**]		[**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 6.1.2 - STANDARD INSTALLATION CHECKLIST

Quality Checklist for the Infinera DTN/Optical Line Amplifier Network Element v1.0

IMPORTANT: This procedure is intended to be used as guideline for meeting all the requirements of the latest version of the Level 3 Standard with a Document ID of TR-ST-0018 and the Infinera DTN Hardware Installation Guide. Refer to the latest and most current versions or releases available and reference the then current Vendor Product Hardware Installation Guide/Test and Turn-Up Documentation.

Site:
NE Name:
DTN or Optical Line Amplifier?:	DTN
Installer:
Date:
Clarify Case Number:

Initial		Task Details	Reference
Position and Mount the Bay/Chassis

	Quality Checks	Channel Bay	1. Is the bay plumb vertically; should not exceed 3/16” (TE&IG 3.2.18)?
2. Is the bay plumb and level; should not deviate more than 1/16” from other bays (TE&IG 3.2.31)?
3. Is the bay in alignment, both front and back, with the rest of the lineup (TE&IG 3.2.20)?

		Raised Floor	1. For Non-earthquake zone sites, is raised floor hardware installed per Level(3) standards (TE&IG 3.2).
1a. Are flat steel and double nuts installed under the raised floor tiles as required (TE&IG 3.2.29)?
2. For EQ zone sites, is the raised floor hardware installed per Level(3) standards (TE&IG 3.9) and the DC Power and Infrastructure Standards v6.0; Section F.
2a. Are flat steel and double nuts installed under the raised floor tiles as required (TE&IG 3.2.29)?

3. Is the threaded rod anchoring the bay protruding no more than 3 threads above the nut (TE&IG 3.2.7)?

4. Is the threaded rod anchoring the bay under the floor to the unistrut protruding at least 3 threads beyond the spring nut (TE&IG 3.2.7)?
	Concrete Floor	1. Anchors should be set with a setting tool and be flush with the floor tile (TE&IG 3.2.9)
	Top Support	1. If top supporting the bay w/ aux framing channel running perpendicular to the bay, the aux framing channel should not extend past the front edge of the top of the bay.
2. End caps installed on aux framing channel or unistrut installed perpendicular to the bay (TE&IG 3.2.51)?

3. Any threaded rod or bolt fastened to the top of the bay should be engaged to the final thread and not protrude past the final thread further than the amount equal to the diameter of the bolt or rod (TE&IG 3.2.6).

	Chassis Mounting	1. The DTC, DMC and OTC Chassis’ shall be forward mounted 5” in the channel bay. The rack ears should be installed in the 5” position. See the Infinera DTN Hardware Installation Guide for detail.
2. The chassis’ shall be installed with the first chassis installed in its assigned position at the top of rack and subsequently installed chassis’ from the top down.
3. For a DTC chassis, install 8 rack screws per side.
4. For an OTC chassis, install 4 rack screws per side.
5. For a DMC chassis, install 2 rack screws per side.
	Hardware	1. All hardware should be tightened to manufacturer’s specifications, not finger tight (TE&IG 3.2.5).
2. Hardware tightened against clips or washers should not be so tight as to bend the clip or washer .
3. Threaded rod installed vertically under the floor should be plumb (TE&IG 3.2.18).
4. Any cut threaded rod or aux framing channel/bar or unistrut should have cut ends painted w/ Equipment Gray enamel (TE&IG 3.2.3; 3.2.45).

5. Exposed threads-all threaded hardware should be engaged to the final thread and not protrude past the final thread further than the amount equal to the diameter of the bolt, screw or rod (TE&IG 3.2.6)

Bay/Chassis Grounding

Quality Checks	Bay Ground Cable	1. Bend Radius minimum of 1’ (TE&IG 3.8.19)?
2. Direction of bay ground cable bend pointing towards the Office Principle Ground Point (OPGP) (TE&IG 3.8.20)?

3. 145C Tag labeled “Frame Ground” is installed on the ground cable. Both ends of the cable should be labeled if both ends of the cable cannot be seen from a single location (TE&IG 3.8.12).

	Ground Cable H-Tap	1. H-Tap wrapped with 2 layers of electrical tape (TE&IG 3.8.8; 3.5.53)?

2. H-Tap secured in at least two places w/ #9 waxed lacing cord (TE&IG 3.8.8)?
	Chassis Ground to Bay Frame	1. The Infinera DTC/OTC chassis shall be grounded in one location per the Infinera DTN Hardware Installation Guide adhering to the standards below.
	Ground Lugs	1. Proper number of crimps on lug (Short barrel lug - 2 w/ a ratcheting hand crimper, 1 w/ a hydraulic lug crimper; Long barrel lug - 4 w/ a ratcheting hand crimper, 2 w/ a hydraulic lug crimper)?
2. Crimper die stamps facing outward and aligned (TE&IG 3.5.43)?
3. Ground wire should be fully inserted into the connector, not to exceed 1/8” under inserted (TE&IG 3.5.41)?
4. Maximum shiner length is 1/16” between the cable insulation butt and the end of the lug (TE&IG 3.5.43).
5. Clear heat shrink installed over barrel, not covering inspection window (TE&IG 3.8.27).
6. Apply anti-oxidant grease to all exposed wire before crimping and lugs and surfaces before connecting (TE&IG 3.5.37).

Install/Terminate Power Leads

Quality Checks	Compression Lugs

1. Short barrel lugs require two crimps (TE&IG 3.5.56) w/ a ratcheting hand crimper and 1 w/ a hydraulic lug crimper. The first crimp should be closest to the tang of the lug (TE&IG 3.5.42). Die Stamps should face outward and be visible when connected (TE&IG 3.5.39).

2. Clear heat shrink is required and should cover no more than 1/2” of the lug barrel (TE&IG 3.5.43-44).
3. Maximum shiner length is 1/16” between the cable insulation butt and the end of the lug (TE&IG 3.5.43).
4. At the Infinera chassis PEM, torque power connections to 35 in./lbs. with a torque wrench (TE&IG 3.2.5).
5. A thin coating of No-Ox should be applied to both the copper wire before crimping and the lug before connecting (TE&IG 3.5.37) .
	H-Taps	1. H-Taps staggered and not installed over any rung on the cable ladder.
2. H-Tap connection covered in two layers of electrical tape prior to covering (TE&IG 3.5.53)
3. H-Tap covers secured with lacing cord at both ends (TE&IG 3.5.55).

	Secondary DC Power Cable	1. Power cables secured per TE&IG requirements in 3.4.63.
2. A Feed cable is red; B Feed cable is blue; Return cables are black (TE&IG 3.4.52).
3. Confirm the bending radius of the power cable is 5 times the diameter of the cable (TE&IG 3.4.56).

4. The battery and battery return cables are a pair and must be run stacked with the return cable on the bottom (TE&IG 3.4.59)

	Tertiary DC Power Cable (Optical Line Amp Racks Only)	1. 14AWG wire is required for the connection from the fuse panel to the OTC PEMs. A Feed cable is red; B Feed cable is blue; Return cables are black (TE&IG 3.4.52).
2. Wires shall be inserted so that after being crimped the cable is flush with the inspection window of the lug (TE&IG 3.5.59).
3. Space between wire insulation and the body of solderless connectors and power lugs shall be kept to a maximum of 1/16” (TE&IG 3.5.61).
4. Blue terminals (T&B RB-14-10) shall be used w/ 14AWG wire (TE&IG 3.5.64).
5. Verify the fuse assignment chart in the Apex fuse panel is correctly filled out (TE&IG 3.7.23).
Install Fiber Cable Management to the bay

Quality Checks	Fiber Management	1. Is the fiber management duct secured at both downspout and to the bay (TE&IG 3.4.71)?
2. At DTN sites, 4” slotted vertical fiber guide is installed on both sides of the rack?
3. At Optical Line Amp sites, 2” slotted vertical fiber guide is installed on the right side of the rack?
Install Peripheral Cabling to the bay

Quality Checks	Terminal Server/ Ethernet	1. All cabling is subject to applicable Level(3) standards; specifically TE&IG Section 3.4 Cabling; General 3.4.1 through 3.4.46.
2. Twisted pairs should not be exposed outside the cable sheath where the cable enters the RJ-45 connector.
3. Ethernet: DTN sites only: Connection is required from the DTC I/O Panel; DCN Port A to the Trans-LH ethernet switch. Optical Line Amp sites do NOT require an ethernet connection.
4. Terminal Server: DTN sites: Connection from the MCM craft port in Slot 7A to the terminal server RJ45 panel (either a 16 or 32 port panel).
5. Terminal Server: Optical Line Amp sites: Connection from the OMM craft port in Slot 1A to the terminal server RJ45 panel (either a 16 or 32 port panel).
	Timing Cable	1. Currently, timing cable is NOT required for Infinera DTNs or Optical Line Amplifiers.
Install/Terminate Fibers to the bay

Quality Checks	Fiber Jumper Installation	1. All fiber optic cabling is subject to applicable Level(3) standards; specifically TE&IG Section 3.4 Cabling; Fiber Optic 3.4.64 through 3.4.80 and the Fiber Optic Cable Jumper and Attenuator Requirements for the Long Distance Network ver. 2.3

2. Are fibers single mode (yellow), 1.75 or 2mm jacketed, simplex, and the connectors polished to a UPC specification (TE&IG 3.4.79; Fiber Optic Cable Jumper and Attenuator Requirements for the Long Distance Network ver. 2.3)

3. Is the minimum bend radius being observed on all fibers (TE&IG 3.4.68)?
4. Is all fiber neatly dressed, not pinched or microbent, and secured loosely with velcro or protected w/ fiber paper (TE&IG 3.4.66; 3.4.67)?
5. Optical Line Amp sites: Are the OSC In/Out fibers cross connected between OAM circuit packs? If no DCMs are installed, is the DCM Out port looped to the DCM In port on each OAM module?

6. Are fibers run diversely as required (TE&IG 3.4.78)? Note: the only requirement for diverse routing of fiber jumpers is at the Optical Line Amplifier sites. The Eastbound and Westbound fibers should be run diversely to the OSX.

7. DTN Sites: For BMM-4-C2-MS-A or BMM-4-C3-MS-A circuit packs only, if no DCM is installed, is the DCM Out port looped to the DCM In port w/ a 5dB pad installed in the loop?
Bay and Fiber/Cable Labeling

Quality Checks	Bay and Fiber Labeling	1. Bay/Chassis Labels: PTouch labels in the correct color, font size and format and placed correctly per the Infinera Labeling Standard v1.0?
2. Are all fiber and cable labels formatted correctly per the Infinera Labeling Standard v1.0?
3. Are all fiber and cable facing outward and easily readable without twisting or bending the fiber or cable (TE&IG 3.7.35)?

4. Are the power cables and ground lead tagged w/ 145C tags and labeled with Black on Clear PTouch labels at both ends of the cable, in the proper format and size per the Infinera Labeling Standard v1.0 (and TE&IG 3.7.33)?

Overall Requirements

Quality Checks	Installation Services	1. Have the requirements set forth in any applicable Statement of Work been completed?
Product Checklist
Quality Checks	Product Test and Turn up	1. Do the Product(s) meet the following testing requirements (as applicable): Infinera DTC Standalone Test and Acceptance; Infinera OTC Standalone Testing and Acceptance; and Infinera End to End Testing and Acceptance?

EXHIBIT 6.2 – INTEROPERABILITY STANDARDS

6.1 Standards. The Equipment shall meet all applicable interoperability standards, as applicable, including but not limited those set forth in the Documentation.

6.2 Resolution. Resolution for three non-interoperability scenarios:

1.	Vendor adheres to defined standards and BTE’s other selected vendors do not adhere to such standards:

•	BTE’s other selected vendor shall immediately resolve the interoperability problem at their expense.

2.	Vendor does not adhere to defined standards and the Documentation and other selected vendors adhere to such standards:

•	Vendor shall immediately resolve the interoperability problem at its expense.

3.	Vendor and BTE’s other selected vendors are both found to be non-compliant with defined standards and the Documentation, or both are compliant yet still not interoperable.

•

Vendor agrees to use its reasonable efforts in cooperation with BTE and the other selected vendors to solve the interoperability problem in the most efficient and expedient manner. In the event Vendor and BTE’s other selected vendors fail to reach a resolution in a reasonable amount of time, as determined in BTE’s reasonable discretion, BTE shall determine which party must immediately solve the problem at its own expense. Vendor agrees to abide by BTE’s decision for resolution to the interoperability problem.

6.3 Vendor Assistance. Upon BTE’s reasonable request, Vendor shall participate in and offer any reasonable assistance requested by BTE respecting the interoperability testing of any vendors’ products proposed or selected by BTE. Such testing may occur in Vendor’s or BTE’s lab, or in field trials, at BTE’s reasonable discretion.

Exhibit 7.3 – Reference Spans

7.3.1 Reference Span [**]

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Product Ordering Code	Description	Quantity
System Hardware

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Network Element Software

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[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.3.2 Reference Span [**]

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Product Ordering Code	Description	Quantity
System Hardware

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Network Element Software

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[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.3.3 Reference Span [**]

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Product Ordering Code	Description	Quantity
System Hardware

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Network Element Software

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[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.3.4 Reference Span [**]

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Product Ordering Code	Description	Quantity
System Hardware

[**]	[**]	[**]

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Network Element Software

[**]	[**]	[**]

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[**]	[**]	[**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 12.2 – INSURANCE COVERAGE

Vendor shall procure and at all times thereafter maintain, with insurers acceptable to BTE, the following minimum insurance protecting Vendor, BTE and any other parties required to be protected against liability from damages because of injuries, including death, suffered by persons, including employees of Vendor, and liability from damages to property arising out of or connected with Vendor’ performance of this Agreement.

COVERAGE	LIMITS
Commercial General Liability	[**]

Comprehensive Automobile Liability (Owned, Hired and Non-Owned Vehicles)	[**]

Workers’ Compensation Employer’s Liability	[**]

Errors and Omissions	[**]

Product Liability	[**]

Excess Liability	[**]

All such insurance shall be written on an occurrence basis, using ISO Form CG 0001 or the equivalent. BTE and all other parties required to be insured shall be listed as Additional Insureds on Vendor’ policies. Vendor shall provide certificates evidencing such insurance within 10 days of the Effective Date on a form reasonably required by BTE. Such certificates shall provide for 30 days advance written notice to BTE of cancellation, material change, reduction of coverage or non-renewal. Vendor shall cause its authorized subcontractor(s) to procure insurance as outlined above. Vendor shall obtain policies and certificates for its subcontractor(s) and deliver them to BTE. The amounts of any insurance shall in no way be construed as a limitation of liability of Vendor.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO

MASTER ACQUISITION AGREEMENT

This First Amendment (the “First Amendment”) is entered into this 19th day of May, 2005 and made pursuant to the Master Acquisition Agreement, dated April 11, 2005, (the “Agreement”) by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, CO 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089. (Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.)

WHEREAS, BTE has requested that Vendor [**] that will be included in [**] within a specific time frame for some of the Products that BTE [**] from Vendor; and

WHEREAS, Vendor has agreed to direct its efforts to [**] identified by BTE; and

WHEREAS, BTE and Vendor acknowledge that [**] identified in the Agreement; and

WHEREAS, BTE is willing to [**];

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTE and Vendor hereby agree to modify and amend the Agreement as follows:

1. Pursuant to Exhibit [**], Vendor shall [**], as generally depicted in the drawing attached hereto as Exhibit A. The Parties acknowledge and agree that the [**], (a) placement of the [**] will be limited to the slots shown in Exhibit A; (b) the [**] must be configured as shown in Exhibit A; and (c) [**] will not [**] as part of Release [**].

2. Vendor shall deliver [**]. Vendor acknowledges that in order for BTE to [**], Vendor shall deliver the [**] set forth on the attached Exhibit B (the “[**]”) no later than [**] in accordance with, and subject to, the terms and conditions of Section 5.6 and Exhibit 5.6; and Vendor shall deliver the [**] as set forth in Exhibit C, the Evaluation Agreement.

3. Vendor shall deliver an [**] to BTE on or before [**], which shall then be subject to testing in accordance with Article [**] of the Agreement.

4. The Parties acknowledge and agree that [**]. As a result, the Parties agree that all references in Exhibit [**] shall be replaced with a reference to [**].

5. The Parties acknowledge and agree that if Vendor delivers [**], the [**] and the [**] on or before the respective [**] above [**], then the provisions of [**] and [**], of the Agreement shall have been satisfied by Vendor and shall be of no further force and effect. In particular, the Parties agree that upon the [**], Vendor shall have satisfied [**] for delivery of all [**] and satisfaction of [**].

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

6. The Parties acknowledge and agree that [**] there is [**] Vendor to provide [**] the Agreement. In addition, upon [**], BTE acknowledges and agrees that, with regard to any Product purchased under the Agreement, [**] does not [**] the Product in a [**].

7. [**]; and, therefore agrees that Vendor shall [**], or any other [**].

Except as amended by this First Amendment, all of the original terms and provisions of the Agreement shall continue in full force and effect, and the Agreement, as amended, is hereby ratified and confirmed. In the event of any conflict between the terms of this First Amendment and of the Agreement, the terms of this First Amendment shall govern, and the First Amendment and the Agreement shall be interpreted and applied accordingly.

This First Amendment may be executed in one or more counterparts, all of which, taken together shall constitute one and the same instrument. Facsimile signatures shall be treated as original signatures for the purpose of enforcing this First Amendment. The Parties agree to exchange original signature pages as soon as practicable following exchange of the facsimile signature pages (if that occurs), but the original signatures are not required in order to enforce the First Amendment.

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ Andrew Dugan	By:	/s/ Michael O. McCarthy

Name:	Andrew Dugan	Name:	Michael O. McCarthy

Title:	VP Network Architecture	Title:	VP & General Counsel

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B – Additional Lab Equipment

Qty	Product Code	Description	Unit Price	Ext Price
[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

		[**]		[**]

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C—Evaluation Agreement

This EVALUATION AGREEMENT (the “Agreement”) is dated as of                     , 2005, between Infinera Corporation, a Delaware corporation (“Vendor”) and Level 3 Communications, LLC, a Delaware limited liability company (“Level 3”). The parties agree that the following terms and conditions will govern Level 3’s use of the Vendor Evaluation Product during the Evaluation Period, all as defined below.

“Evaluation Product” means the Vendor product(s) listed in Addendum A.

“Evaluation Period” means the period indicated on Addendum A, unless this Agreement is sooner terminated in accordance with Section 6 below.

1.	LICENSE GRANT. Subject to the terms of this Agreement, Vendor hereby grants to Level 3, and Level 3 hereby accepts, a non-exclusive, non-transferable, royalty-free license to use the Evaluation Product software and hardware solely in connection with the testing and evaluation of the Evaluation Product.

2.	TITLE. All right, title and interest in and to the Evaluation Product, including all intellectual property rights embodied therein, shall at all times remain vested in Vendor (or its licensors). Other than the express rights granted to Level 3 herein, no rights or licenses, express or implied, are granted to Level 3. Neither party will take any action inconsistent with the other’s proprietary rights.

3.	VENDOR OBLIGATIONS.

A. Vendor will provide to Level 3 the services described on Addendum A during the Evaluation Period. Additional services are available at mutually agreeable rates.

B. Vendor shall be responsible for and bear all expenses relating to the shipment, installation and maintenance of the Evaluation Product at Level 3’s site during the Evaluation Period.

C. Vendor shall provide all Vendor Evaluation Product hardware and software components.

4.	LEVEL 3’S OBLIGATIONS.

A.	Level 3 shall provide one or more sites for Evaluation Product installation. Level 3 shall ensure Vendor personnel reasonably prompt access to Level 3’s site and the Evaluation Product for installation, service and support purposes.

B.	Level 3 shall provide and be responsible for any hardware and software other than the Evaluation Product, unless otherwise agreed by the parties.

C.	Level 3 shall be responsible to Vendor for the replacement cost of the Evaluation Product in the event of any damage (normal wear and tear excepted) or loss (including theft) to the Evaluation Product while at Level 3’s premises due to Level 3’s negligence or misconduct.

5.	RESTRICTIONS.

A.	Level 3 may make a reasonable number of copies of the Evaluation Product software in machine-readable form for its use in accordance with this Agreement and for backup purposes.
B.	Level 3 shall not sell, distribute, assign, move or otherwise transfer the Evaluation Product to any third party. Except as expressly set forth herein or otherwise authorized by Vendor, Level 3 shall not use, copy or modify the Evaluation Product. If Level 3 violates the terms of this Section 5(b) (except to a successor in interest of Level 3’s business that assumes all of Level 3’s obligations with respect to the Evaluation Products), Level 3’s rights in the Evaluation Products may be terminated by Vendor.
C.	Unless Level 3 is entitled to receive the source code format of the Evaluation Product software, under no circumstances may Level 3 attempt to create or permit others to attempt to create, by reverse-compiling or reverse assembling or otherwise, any part of the source programs from the object programs or other information provided to Level 3 by Vendor.
D.	Level 3 shall reproduce in all copies of the Evaluation Product software made by Level 3, and in any adaptations thereof, the copyright notice(s) and proprietary legend(s) of Vendor or its licensors.

6.	EXPIRATION. At the expiration of the Evaluation Period, Level 3 will either purchase the Evaluation Product from Vendor or return the Evaluation Product to Vendor, at Vendor’s expense, within a reasonable period of time, not to exceed 30 days. This Agreement may be terminated at any time upon mutual agreement of the parties. Upon expiration or termination of this Agreement for any reason, Level 3’s license to use the Evaluation Product shall immediately terminate.

7.	INDEMNITY.

A.	Vendor shall defend, indemnify and hold harmless Level 3 from and against any and all claims, suits, liabilities, expenses, attorney’s fees or damages (collectively “Claims”) for any alleged or actual infringement or violation of any copyright, patent or patented right, or other intellectual or proprietary rights arising in connection with this Agreement and any act or omission hereunder;
B.	Each party shall defend, indemnify and hold harmless the other party from and against any and all Claims respecting property, including loss of use thereof, injuries to persons, including death, and from any other Claims on account of acts or omissions of such party under this Agreement, or any of its subcontractors, suppliers, officers, agents, employees or servants. A party’s obligation hereunder shall not be limited by the provisions of any workers’ compensation act or similar statute.

8.	DISCLAIMER AND LIMITATIONS OF LIABILITY. VENDOR DOES NOT WARRANT THAT THE EVALUATION PRODUCT WILL MEET LEVEL 3’s REQUIREMENTS, THAT OPERATION OF THE EVALUATION PRODUCT WILL BE UNINTERRUPTED OR ERROR FREE, OR THAT DEFECTS WILL BE CORRECTED. EXCEPT FOR A VIOLATION OF A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER SECTION 9, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING ANY LOST BUSINESS PROFITS) ARISING IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH LIABILITY IS BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHERWISE. THIS EXCLUSION SHALL APPLY EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.	MISCELLANEOUS. Information regarding the transactions contemplated by this Agreement is subject to the Non-Disclosure Agreement between Level 3 and Vendor dated February 11, 2005. This Agreement constitutes the entire agreement between the parties relating to the subject matter herein, superseding all other oral or written representations, understandings, proposals or prior agreements, and may only be modified in writing, signed by an authorized representative of each party. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

LEVEL 3 COMMUNICATIONS, LLC	INFINERA CORPORATION

By:	By:

Name:	Name:

Title:	Title:

ADDENDUM A

1.	EVALUATION PRODUCT:

Qty	Product Code	Product Description
[**]	[**]	[**]

[**]	[**]	[**]

2.	EVALUATION PERIOD:

The Evaluation Period shall commence upon [**]; and the Evaluation Period shall expire upon [**].

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO THE

MASTER ACQUISITION AGREEMENT

This Second Amendment (the “Second Amendment”) is entered into this 8th day of August, 2005, and is made pursuant to the Master Acquisition Agreement, dated April 11, 2005, as amended by the First Amendment dated May 19, 2005 (the “Agreement”), by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, CO 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089. (Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.)

WHEREAS, the Agreement provides that BTE shall have the right to order [**].

WHEREAS, BTE has amended all outstanding Procurement Documents so as to provide for the appropriate [**].

WHEREAS, BTE has successfully completed the certification process and Acceptance Test Plan for [**]; and

WHEREAS, the Parties wish to amend the [**] modules.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTE and Vendor hereby agree to modify and amend the Agreement as follows:

1. [**]. BTE hereby acknowledges and agrees that the following [**] have successfully [**]:

[**]

2. Amended Procurement Documents. The Parties acknowledge and agree that any Procurement Document that is outstanding as of the date of this Second Amendment has been amended to accurately reflect the [**] of [**] by BTE, including the required [**] and [**] and [**]. The Parties further agree that for such outstanding Procurement Documents, the [**] and the [**] to BTE shall be the [**] set forth in the Agreement.

3. Termination of Section [**] of Exhibit [**]. The Parties further agree that Section [**] of Exhibit [**] of the Agreement hereby is deleted in its entirety and Buyer’s [**] with [**] for [**] requiring [**], as provided in Section [**] of Exhibit [**] of the Agreement shall terminate as of the date of this Second Amendment.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4. Amended [**]. The Parties hereby agree that the [**] the [**], [**], and the [**] modules as set forth in Section [**] of Exhibit [**] to the Agreement hereby is deleted and replaced in its entirety with the following:

[**]

Except as amended by this Second Amendment, all of the original terms and provisions of the Agreement shall continue in full force and effect, and the Agreement, as amended, is hereby ratified and confirmed. In the event of any conflict between the terms of this Second Amendment and of the Agreement, the terms of this Second Amendment shall govern, and the Second Amendment and the Agreement shall be interpreted and applied accordingly.

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ John Franklin	By:	/s/ Michael O. McCarthy

Name:	John Franklin	Name:	Michael O. McCarthy

Title:	VP – T&I GNS	Title:	Vice President & General Counsel

THIRD AMENDMENT TO THE

MASTER ACQUISITION AGREEMENT

This Third Amendment (the “Third Amendment”) is entered into this November 15, 2006 and is made pursuant to the Master Acquisition Agreement, dated April 11, 2005, as amended by the First Amendment dated May 19, 2005 and by the Second Amendment dated August 20, 2005 (the “Agreement”), by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, CO 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties wish to amend certain terms and conditions of the Agreement in order to more accurately reflect the understanding and agreement of terms between the parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTE and Vendor hereby agree to modify and amend the Agreement as follows:

1, Amendment to Section 1.2. The second sentence of Section 1.2 of the Agreement which reads:

“Following the initial Term, the Term of this Agreement shall be automatically extended for an unlimited number of one-year periods, commencing on the relevant anniversary of the Effective Date, unless terminated by a party upon no less than sixty (60) days notice prior to such anniversary date, or earlier terminated by a party in accordance with the provisions of this Agreement.”

Shall be deleted and replaced in its entirety with the following:

“Following the initial five-year Term, the Term of this Agreement may be extended, for the limited purpose set forth in this Section 1.2, at the option and in the sole discretion of BTE, for a maximum of five additional one year periods (each such period an “Extension Period”), commencing on the relevant anniversary of the Effective Date, unless BTE provides notice of termination no less than sixty (60) days prior to any such anniversary date, or the Agreement is earlier terminated by a party in accordance with the provisions of herein. Each Extension Period shall be solely for the limited purpose of extending BTE’s right to purchase [**] following the initial five-year Term, as may be amended by mutual agreement of the parties. The Parties agree that effective April 11, 2010, all other terms and conditions of the Agreement, except as applicable to the expressed purposes set forth herein for each Extension Period, shall terminate and be of no further force and effect.”

2. Amendment to Section 5.4. Section 5.4 of the Agreement which reads:

“5.4 Training. Vendor shall provide BTE with a credit for up to [**] classes of training (as requested by BTE) to provide the initial training of BTE’s personnel with respect to operation of the Equipment, Licensed Software, and Developed Software, if any, at no additional cost to BTE and its designated personnel and agents in accordance with Exhibit 5.4, Training Requirements. BTE will reimburse Vendor for any travel and expenses associated with providing such free training classes outside of North America if BTE requests more than [**] of the [**] classes outside of North America. Beginning upon the first anniversary of the Effective Date of

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this Agreement, Vendor shall provide up to an additional [**] training classes (as requested by BTE) at no additional cost to BTE for each annual period during the Term of this Agreement. BTE shall reimburse Vendor for any travel and expenses associated with providing such additional free training classes. Vendor agrees to provide additional training and education Services to BTE upon request from time to time at an additional cost under a negotiated Statement of Work.”

Shall be deleted and replaced in its entirety with the following:

“5.4 Training. BTE shall have the right to purchase the training courses and Vendor shall provide the training courses based on the Prices set forth in Exhibit 5.4, Training Course Overview. BTE will reimburse Vendor for any travel and expenses associated with providing such training classes [**]. From time to time at BTE’s request, Vendor shall review its course offerings and curricula for such training courses and, to the extent mutually agreed, modify its offerings to better meet BTE’s requirements.”

3. Amendment to Sections 11.1 Performance Warranty. The first sentence of Section 11.1 of the Agreement which reads:

“Vendor represents and warrants to BTE that the Products shall perform on the System in accordance with the Documentation (“Product Performance Warranty”) for [**] (“Product Performance Warranty Term”) from the date of Acceptance by BTE of such Products.”

Shall be deleted and replaced in its entirety with the following:

“Vendor represents and warrants to BTE that the Equipment shall perform in accordance with the Documentation (“Equipment Performance Warranty”) [**] from the [**]. Vendor represents and warrants to BTE that the Software shall perform in accordance with the Documentation (“Software Performance Warranty” and together with “Hardware Performance Warranty” the “Product Performance Warranty”) [**] (“Software Performance Warranty Term”) from the [**].”

4. Amendment to Exhibit 1.2. The following sentence shall be added to the end of the definition of “Equipment” in Exhibit 1.2:

“Equipment shall not include any Software licensed under this Agreement.”

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5. Amendment to Exhibit 2.2.

A. Amended Software Pricing. Section A.1 (“HARDWARE AND SOFTWARE PRICING”) of Exhibit 2.2 shall be amended to remove the following Software pricing:

Product Ordering Code	Configured System Element Management Software	Unit Price
[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

And replacing it in its entirety with the following:

Element Management Software
Product Ordering Code	Description	Unit price

[**]	[**]	[**]

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[**]	[**]	[**]

B. Additional Software Credit. The Parties agree that Section A.2 (“Software Incentive”) of Exhibit 2.2 which reads:

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“In accordance with the Commitment, Vendor shall provide Software at no cost to BTE as specified in Procurement Documents submitted by BTE up to [**], based upon the Prices set forth in Section A.1 (“Incentive Software”).”

Shall be deleted and the following shall be inserted in lieu thereof:

“In accordance with the Commitment, Vendor shall provide Software at no cost to BTE as specified in Procurement Documents submitted by BTE up [**], based upon the Prices set forth in Section A.1 (“Incentive Software”).”

C. [**]. The first two sentences of Section [**] of Exhibit [**] of the Agreement which reads:

“BTE shall have the right to purchase [**] and Vendor will provide the [**] which provides BTE all [**] for the most [**] by Vendor for [**] only be purchased [**] are covered by [**].”

Shall be deleted and the following shall be inserted in lieu thereof:

“BTE shall have the right to purchase [**] and Vendor will provide the [**] which provides BTE all [**] for the [**] for the prices [**] shall include the [**] and shall include [**] of this Agreement [**] for the applicable [**].”

D. DLM Shipments. The following Section A.6 shall be added to the Agreement:

“A.6 DLM Shipments. Vendor shall [**] for purchase by BTE in each of the [**]. BTE agrees to provide [**], respectively. BTE shall submit Procurement Documents for [**] no later than [**], respectively. Vendor shall ensure that the associated quantities of supporting common Products, [**], shall be available in sufficient quantities as required [**].

E. [**]. Section [**] of Exhibit [**] of the Agreement which reads:

[**]

Shall be deleted and replaced in its entirety with the following:

[**]

6. Amendment to Exhibit 5.4. Exhibit 5.4 of the Agreement shall be deleted and replaced in its entirety with new Exhibit 5.4 attached hereto.

Except as amended by this Third Amendment, all of the original terms and provisions of the Agreement shall continue in full force and effect, and the Agreement, as amended, is hereby ratified and confirmed. In the event of any conflict between the terms of this Third Amendment and of the Agreement, the terms of this Third Amendment shall govern, and the Third Amendment and the Agreement shall be interpreted and applied accordingly.

This Third Amendment may be executed in one or more counterparts, all of which, taken together shall constitute one and the same instrument. Facsimile signatures shall be treated as original

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signatures for the purpose of enforcing this Third Amendment. The Parties agree to exchange original signature pages as soon as practicable following exchange of the facsimile signature pages (if that occurs), but the original signatures are not required in order to enforce the Third Amendment.

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ Andrew J. Dugan	By:	/s/ Michael O. McCarthy

Name:	Andrew J. Dugan	Name:	Michael O. McCarthy

Title:	VP Network Architecture	Title:	Vice President & General Counsel

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EXHIBIT 5.4 – TRAINING REQUIREMENTS

Vendor

Training Course Overview

Vendor offers customer-training courses on the Digital Transport Network Product Overview, Turn Up and Test, OAM&P. All of the following courses are based on course training at a location and site reasonably selected by BTE which may include Vendor’s facility in Sunnyvale California. Additional costs for travel expenses and time will be added to any training outside of North America (unless otherwise specified in this Agreement) and will be mutually agreed by Vendor and BTE.

Digital Transport Network (DTN) Product Overview – (1 Day – [**] per class)

Course will provide overview of Infinera Digital Optical Network architecture, network applications, and product description. This will cover DTN and Optical Line Amplifier system architecture, hardware overview, signal flow, and an architectural, feature and capabilities overview of the Infinera Graphical Node Manager (GNM) and Infinera Digital Network Administrator (DNA). Minimum class size is [**]. Maximum class size is [**].

DTN Turn Up and Test (2 Days – [**] per class)

This course will provide an overview of procedures to commission a Digital Transport Chassis (DTC) and an Optical Transport Chassis (OTC). This will include Commissioning a Gateway Network Element (GNE), Commissioning a Sub Network Element (SNE), Provisioning the Optical Supervisory Channel (OSC), Fibering a digital span, Provisioning a circuit, and interpreting alarms. Minimum class size is [**]. Maximum class size is [**].

DTN OAM&P (2 Days – [**] per class)

Course will provide overview of procedures for operations, administration, maintenance, and provisioning of the DTN and Optical Line Amplifier. This will include use of the GNM, alarm descriptions, troubleshooting, circuit pack configuration, querying and provisioning a working network element, understand performance monitoring and alarm clearing techniques, and an overview of test equipment. Minimum class size is [**]. Maximum class size is [**].

Infinera Management Suite (DNA) Overview – (1 Day – [**] per class)

Course will provide overview of procedures for operations, administration, maintenance, and provisioning of the DTN and Optical Line Amplifier from a network view. This will include use of the DNA, alarm descriptions, network troubleshooting, circuit pack configuration, querying and provisioning a working network; understand performance monitoring and alarm techniques, and an overview of test equipment. Minimum class size is [**]. Maximum class size is [**].

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FOURTH AMENDMENT TO THE

MASTER ACQUISITION AGREEMENT

This Fourth Amendment (the “Fourth Amendment”) is entered into as of February 23, 2007, and is made pursuant to the Master Acquisition Agreement, dated April 11, 2005, as amended by the First Amendment dated May 19, 2005, the Second Amendment dated August 20, 2005, and the Third Amendment dated November 15, 2006 (the “Agreement”), by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, CO 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, pursuant to a disputed claim and compromise of such claim the parties wish to amend certain terms and conditions of the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTE and Vendor hereby agree to modify and amend the Agreement as follows:

1. Amendment to Section 2.7, Discontinuation of Manufacturing. The following sentence is hereby added to the end of Section 2.7:

“Notwithstanding anything in this Agreement to the contrary, except for any discontinuation notices provided prior to the date of this Fourth Amendment and for the remainder of the Term and any Extended Term [**] of this Agreement, Vendor shall not [**].”

2. Amendment to Section 6.1.2.2, BTE Installation Acceptance. For all delivery of Products after [**], Section 6.1.2.2, BTE Installation Acceptance, is hereby deleted in its entirety and replaced as follows:

“6.1.2.2 BTE Installation Acceptance. If BTE is responsible for installation of the Product under the applicable Procurement Document, then Acceptance shall take place upon the earlier of [**]. Vendor shall be responsible for all shipping and related costs associated with the substitution of new Product for DOAs.”

3. Amendment to Section 7.1, Time and Method of Payment. Section 7.1, Time and Method of Payment, is hereby deleted in its entirety and replaced as follows:

“7.1 Time and Method of Payment. All fees payable to Vendor under this Agreement shall be detailed, categorized and clearly stated on an invoice in accordance with the terms and conditions set forth in this Section 7.1. All invoices submitted to BTE for fees related to Services shall detail the Services performed, the applicable hourly rate in accordance with the Prices based on Exhibit 2.2, Pricing Schedule, and the total amount due and owing. Unless otherwise agreed by the parties, all amounts payable under this Agreement shall be payable in U.S. Dollars. Vendor shall invoice BTE upon Acceptance of Product, and BTE shall pay all net undisputed amounts due to Vendor under this Agreement within [**] of the Acceptance date of the Product; provided, however, that for all Procurement Documents issued from the date of this Fourth Amendment through December 31, 2007, BTE shall pay all net undisputed amounts due to

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Vendor under this Agreement within [**] of the invoice date. The Parties further agree that BTE shall use reasonable efforts to promptly notify Vendor of any dispute of an invoice. [**]. Vendor and BTE shall agree upon a mutually acceptable method to ensure that BTE receives all invoices within twenty-four (24) hours of the invoice date. Without limiting any of Vendor’s remedies for non-payment, it is agreed that invoices which are not paid when due shall be subject to a charge of [**] or the maximum amount allowed by law, whichever is less, to cover carrying and handling costs. BTE shall be responsible for all reasonable costs incurred by Vendor in the collection of any overdue amount.

Vendor shall submit all invoices to the following address:

BTE Equipment, LLC

1025 Eldorado Blvd.

Broomfield, CO 80021

ATTN: Accounts Payable

Email: accounts.payableUS@level3.com

or to such other address as may be specified by BTE upon written notice to Vendor. Each invoice must reference the applicable purchase order number or credit card account number, as applicable.”

4. Amendment to Exhibit 1.2, Defined Terms. The following definitions are hereby added to Exhibit 1.2:

“Fit” means the suitability or readiness of a Product for a particular application, including environmental extremes, marginal parameters, physical and signal compatibility with interfacing systems and surroundings, level of performance, safety margins, reliability, maintainability and installability.

“Form” means the weight, density, size, shape, structure, protocol, and configuration of a Product.

“Function” means the set of features that the Product has been designed to be used for, in accordance with its Documentation.

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5. Amendment to Exhibit 2.2, Pricing Schedule.

A. Section A.1, Hardware And Software Pricing. Section A.1 (“HARDWARE AND SOFTWARE PRICING”) of Exhibit 2.2 is hereby deleted in its entirety and replaced as follows:

“All pricing excludes the cost of shipping, insurance and all applicable governmental fees related to customs, duties, taxes and other such charges, including any applicable VAT charges. Vendor shall offer for sale under the terms of this Agreement the Products set forth in the price list attached hereto as Schedule 1 to this Fourth Amendment (“Price List”). Vendor shall offer for sale to BTE all of the Products set forth in the Price List, for the Prices set forth in the column entitled “2007 Prices,” during the remainder of the calendar year of 2007. [**]. The Price List may be amended from time to time upon mutual agreement of the parties in accordance with the terms of this Agreement. [**].”

B. [**]

6. Dispute and Specific Performance. In the event of any good faith dispute arising out of or relating to the terms and conditions of this Fourth Amendment, under which a party reasonably believes that the other party is in breach of this Fourth Amendment (each a “Claim”), then such party shall provide written notice of such Claim to the other party detailing the terms of such breach (a “Claim Notice”). If the other party has not cured such alleged breach within thirty (30) days of such party’s receipt of the Claim Notice, then either party shall have the right to seek immediate relief and specific performance by the other party of the terms of this Fourth Amendment. In such event, either party may elect to immediately submit any Claim to binding arbitration or litigation without reference to or compliance with the Dispute Procedures under Section 12.1 of the Agreement. If BTE elects to submit the Claim to binding arbitration, the Claim shall be determined by arbitration in Broomfield, Colorado, before one arbitrator mutually agreed upon with Vendor, provided, however, that if a single arbitrator cannot be mutually agreed upon the parties each shall select one arbitrator and such arbitrators shall mutually agree on a third arbitrator. If Vendor elects to submit the Claim to binding arbitration, the Claim shall be determined by arbitration in San Jose, California, before one arbitrator mutually agreed upon with Vendor, provided, however, that if a single arbitrator cannot be mutually agreed upon the parties each shall select one arbitrator and such arbitrators shall mutually agree on a third arbitrator. At the option of the party submitting the claim to arbitration, the arbitration shall be administered either by the Judicial Arbitration and Mediation Services (“JAMS”) pursuant to its Streamlined Arbitration Rules and Procedures, or administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. The arbitrator(s) may, in the award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees of the prevailing party.

In the event that BTE is the prevailing party following binding arbitration of a Claim as provided in the preceding paragraph, then in addition to all damages awarded to BTE, [**]. Such determination shall be binding upon the parties from the date of such decision or judgment (regardless of pending appeals with respect to such decision or judgment) and BTE shall be allowed to purchase such [**] under the Agreement at such Prices.

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The parties agree that any applicable statute of limitations is hereby tolled solely with respect to the [**] until the end of the Term and any Extended Term of the Agreement. The parties further agree that the provisions of this Fourth Amendment will not be considered as an admission against either party in any such arbitration or litigation of the [**]. All other terms of this Fourth Amendment shall remain in full force and effect.

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7. Counterparts. This Fourth Amendment may be executed in one or more counterparts, all of which, taken together shall constitute one and the same instrument. Facsimile signatures shall be treated as original signatures for the purpose of enforcing this Fourth Amendment. The Parties agree to exchange original signature pages as soon as practicable following exchange of the facsimile signature pages (if that occurs), but the original signatures are not required in order to enforce the Fourth Amendment.

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ Lon Licata	By:	/s/ Michael O. McCarthy

Name:	Lon Licata	Name:	Michael O. McCarthy

Title:	VP, Legal	Title:	Vice President & General Counsel

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SCHEDULE 1 – PRICE LIST

Product Code	Description	Remainder 2007 Prices	[**]
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